As filed with the Securities and Exchange Commission on April 13, 2018

Securities Act File No. 333-188840

Investment Company Act File No. 811-22845

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-effective Amendment No.	☐
Post-Effective Amendment No. 13	☒
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 15	☒

Barings Funds Trust

(Exact Name of Registrant as Specified in Charter)

300 South Tryon Street, Suite 2500

Charlotte, NC 28202

(Address of Principal Executive Offices)

704-805-7200

(Registrant’s Telephone Number)

Janice M. Bishop

Secretary and Chief Legal Officer

c/o Barings LLC

Independence Wharf

470 Atlantic Avenue, Boston MA 02210

(Name and Address of Agent for Service)

Copies of Communications to:

Gregory D. Sheehan

Brian D. McCabe

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

(617) 951-7000

It is proposed that this filing will become effective (check appropriate box)

☐	Immediately upon filing pursuant to paragraph (b)

☐	On [date] pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On [date] pursuant to paragraph (a)(1)

☒	75 days after filing pursuant to paragraph (a)(2)

☐	On [date] pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Barings Funds Trust
Prospectus
[July 1], 2018

Barings Global Emerging Markets Equity Fund

Class/Ticker Symbol
Fund Name	Class A	Class C	Class I	Class Y
Barings Global Emerging Markets Equity Fund
300 South Tryon Street
Charlotte, NC 28202
Telephone: 1-855-439-5459
Not FDIC Insured, May Lose Value, No Bank Guarantee
The Securities and Exchange Commission ("SEC") has not approved or disapproved any shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

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Barings Global Emerging Markets Equity Fund Prospectus
FUND SUMMARY
BARINGS GLOBAL EMERGING MARKETS EQUITY FUND

Investment Objective
Barings Global Emerging Markets Equity Fund (“Global Emerging Markets Equity Fund” or the “Fund”) seeks to achieve long-term capital growth.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your Financial Intermediary and in “Shareowner Guide – How to Invest in the Fund – Sales Charges – Class A Shares” starting on page [27] of this Prospectus and in “Programs for Reducing or Eliminating Sales Charges” starting on page [48] of the Statement of Additional Information (“SAI”).
	CLASS A	CLASS C	CLASS I	CLASS Y
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	4.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as % of offering price)	None	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (CDSC) (as % of lower of the original offering price or redemption proceeds)	1.00% 1	1.00% 2	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as % of the value of your investment)
Management Fees	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses 3	1.25%	1.25%	1.25%	1.25%
Total Annual Fund Operating Expenses	2.40%	3.15%	2.15%	2.15%
Fee Waiver and/or Expense Reimbursement 4	0.95%	0.95%	0.95%	0.95%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.45%	2.20%	1.20%	1.20%
1.
Applies only to certain redemptions of shares bought with no initial sales charge. Class A Shares purchased without an initial sales charge in accounts aggregating $500,000 or more are subject to a 1.00% CDSC if the shares are tendered and accepted for repurchase within 18 months of purchase. The 18-month period begins on the day on which the purchase was made.

2.
The CDSC on Class C Shares is 1.00% for shares tendered and accepted for repurchase within the first 12 months of purchase. There is no CDSC on Class C Shares thereafter.

3.
“Other expenses” are estimates for the Fund's first year of operations.

4.
The Manager has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) so that, on an annualized basis, such expenses incurred by each class of shares of the Fund will not exceed 1.20% as a percentage of average daily net assets allocated to each such class. If the Fund incurs fees and/or expenses excluded from waiver and/or reimbursement, or if the Fund’s Board of Trustees specifically approves the exclusion of another expense from the fee reimbursement agreement, the Fund’s expenses may be higher than the fees and/or expenses shown in the table (which reflect the waiver and/or reimbursement). This agreement shall remain in effect at least until November 1, 2019, unless earlier modified or terminated by the Fund’s Board of Trustees. Additional amounts may be voluntarily waived and/or reimbursed from time to time. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the Fund that previously received a waiver or reimbursement from the Manager are less than the expense limit for such share class, the share class is required to repay the Manager up to the amount of fees waived or expenses reimbursed for that share class under the agreement.

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Barings Global Emerging Markets Equity Fund Prospectus
BARINGS GLOBAL EMERGING MARKETS EQUITY FUND

Expense Example
This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year and (iii) operating expenses are the lesser of total annual fund operating expenses or the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
CLASS	1 YEAR	3 YEARS
Class A	$546	$1,053
Class C	$331	$916
Class I	$126	$601
Class Y	$126	$601
You would pay the following expenses if you did not redeem your shares:
CLASS	1 YEAR	3 YEARS
Class A	$546	$1,053
Class C	$231	$916
Class I	$126	$601
Class Y	$126	$601
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. Because the Fund is newly offered, the Fund does not yet have a historical portfolio turnover rate to report.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity and equity-related securities of issuers that are economically tied to one or more emerging market countries. In general, countries may be considered emerging markets if they are included in any one of the Morgan Stanley Capital Index (“MSCI”) emerging markets indices.
For purposes of the 80% policy discussed above, a determination that an issuer is economically tied to an emerging market country is based on factors including, but not limited to, whether the issuer is incorporated or listed in one or more emerging market countries, has a significant proportion of its assets or other interests in one or more emerging market countries, or carries on its principal business in or from one or more emerging market countries.
The Fund may invest in all types of securities, many of which will be denominated in currencies other than the U.S. dollar. The securities may be listed on a U.S. or non-U.S. stock exchange or traded in U.S. or non-U.S. over-the-counter markets. In addition to common stocks, the Fund may also invest in other types of equity securities, such as depositary receipts (including American Depositary Receipts and Global Depositary Receipts) and participation rights. The Fund may also invest in fixed income securities and cash.
Under normal market conditions, the Fund allocates its assets among various regions and countries (but in no less than three different countries) and invests at least 40% of its net assets in securities of non-U.S. issuers (or, if less, at least the

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BARINGS GLOBAL EMERGING MARKETS EQUITY FUND

percentage of net assets that is 10 percentage points less than the percentage of the Fund’s benchmark, which is the MSCI Emerging Markets (net) Index (the “Benchmark”), represented by non-U.S. issuers, as determined by the provider of the Benchmark).
The Fund may invest in different regions, countries, industries and sectors. The Fund may invest without limit in Russia.
The Fund may invest directly or indirectly in China through China A-Shares or China B-Shares. The Fund anticipates obtaining its exposure to China directly through investment in China A-Shares listed on the Shanghai Stock Exchange and Shenzhen Stock Exchange via the Connect Schemes.
In selecting investments for the Fund, the Fund's sub-adviser, Baring International Investment Limited, evaluates investment opportunities on a company-by-company basis. This approach includes seeking to identify growth potential unrecognized by market participants through the analysis of factors such as the company's future financial performance, business model and management style, while incorporating wider economic and social trends. The sub-adviser monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security. These factors may vary in particular cases and may change over time.
The Fund has the flexibility to achieve certain exposures through derivative transactions, including without limitation, forward foreign currency exchange contracts; futures on securities, indices, currencies, commodities, swaps and other investments; options; participation notes; and interest rate swaps, cross-currency swaps, total return swaps and credit default swaps, which may create economic leverage in the Fund. The Fund may engage in derivative transactions to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities, currencies or commodities. Derivatives instruments that provide exposure to equity securities that are economically tied to emerging market countries or to a country the sub-adviser considers to be equivalent to such countries or have economic characteristics similar to such investments may be used to satisfy the Fund’s 80% policy.
The Fund is a “non-diversified” investment company, which means that it may invest a greater percentage of its assets in the securities of fewer issuers than may investment companies that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be.
PRINCIPAL RISKS
Risk is inherent in all investing. Many factors affect the Fund's performance. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time. An investment in the Fund is not appropriate for all investors.
China A-Shares Risk. Investments in Class A-Shares of Chinese companies involve certain risks and special considerations not typically associated with investments in U.S. companies, such as greater government control over the economy, political and legal uncertainty, currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets. Additionally, the Chinese securities markets are emerging markets subject to the special risks applicable to emerging market countries.
Counterparty Risk. The Fund is subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery

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under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Credit Risk. One or more debt obligations in the Fund’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status.
Derivatives Risk. Derivatives are subject to a number of risks, such as liquidity risk, potential losses that partially or completely offset gains, counterparty risk, interest rate risk, credit risk, leverage risk, regulatory risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial to the Fund. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited.
Equity Securities Risk. The prices of equity securities rise and fall frequently. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.
Fixed Income Securities Risk. The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Focus Risk. Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, and other conditions, and the Fund's performance will be affected by the conditions in the industries, sectors, countries, and regions to which the Fund is exposed.
Foreign (Non-U.S.) Currency Risk. When the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the value of securities denominated in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar (although the sub-adviser intends generally to hedge investments denominated in foreign currencies back to the U.S. dollar under normal market conditions), and a decline in applicable foreign exchange rates could reduce the value of such securities held by the Fund.
Foreign (Non-U.S.) Investment Risk; Emerging Markets Risk. The Fund’s investments in foreign issuers involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, U.S. and foreign government action such as economic and trade sanctions or embargoes and entering or exiting trade or other intergovernmental agreements, unreliable or untimely information, or economic and financial instability. Foreign settlement procedures also may involve additional risks. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.
Growth Stocks Risk. If a growth company’s earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.
Leveraging Risk. Instruments and transactions, including derivatives transactions, that create leverage may cause the value of an investment in the Fund to be more volatile and all other risks will tend to be compounded.

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Liquidity Risk. The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Some securities may be subject to restrictions on resale. Also, the Fund may not be able to dispose of illiquid securities at a favorable time or price when desired, and the Fund may suffer a loss if forced to sell such securities to meet redemption requests or for other cash needs. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities. In addition, the Fund’s derivatives investments may be subject to liquidity risk.
Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Manager and the sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such techniques and analyses will produce the desired results.
Market Risk. The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Non-Diversification Risk. The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of fewer issuers than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be.
Russian Securities Risk. In response to political and military actions undertaken by Russia, the United States and the European Union instituted numerous sanctions against certain Russian officials and Bank Rossiya. These sanctions, and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of securities offered by Russian issuers. These sanctions and any other intergovernmental actions could result in the immediate freeze of Russian securities, including securities in the form of depositary receipts, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could push Russia’s economy into a recession. These sanctions and any other intergovernmental actions, and the continued disruption of the Russian economy, could have a negative effect on the performance of funds that have significant exposure to Russia, including the Fund.
Stock Connect Risk. The Fund may invest directly in China A-Shares through Stock Connect, which is subject to sudden changes in quota limitations, application of trading suspensions, differences in trading days between the People's Republic of China and Stock Connect, operational risk, clearing and settlement risk and regulatory and taxation risk.
Valuation Risk. The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
The Fund is subject to certain other risks, which are described below under “Description of Principal Risks” and “Non-Principal Investment Strategies and Risks.”
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.
Performance Information for the Fund
As of the date of this Prospectus, the Fund has not completed a full calendar year of investment operations. When the Fund has completed a full calendar year of operations, this section will include information an investor would find useful in evaluating the risks of investing in the Fund, such as charts that show the Fund’s performance from year to

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year. The Fund’s current performance for the most recent month can be obtained by calling or at http://www.barings.com/funds/mutual-funds (select fund and share class). The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
Portfolio Management
Barings LLC serves as the investment adviser to the Fund. Baring International Investment Limited, an indirect, wholly-owned subsidiary of Barings LLC, serves as sub-adviser to the Fund.
The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:
PORTFOLIO MANAGER	MANAGED THE FUND SINCE	TITLE WITH ADVISER
William Palmer	Since inception	Portfolio Manager (with sub-adviser)
Michael Levy	Since inception	Portfolio Manager (with sub-adviser)

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Barings Global Emerging Markets Equity Fund Prospectus
IMPORTANT INFORMATION REGARDING FUND SHARES

Purchase and Sale of Fund Shares
In general, you may purchase, exchange or sell (redeem) shares on any business day through your Financial Intermediary or by contacting the Fund’s Transfer Agent in writing or by telephone (Barings Funds Trust, ALPS Fund Services, Inc., Attn: Transfer Agent, P.O. Box 1920, Denver, CO 80201 or by telephone: 1-855-439-5459). Qualified investors may also purchase or redeem Class I Shares on any business day through the Fund’s Transfer Agent.
Purchase Minimums*
	CLASS A	CLASS C	CLASS I	CLASS Y
Initial Investment	$1,000	$1,000	$500,000	$100,000
Subsequent Investments	$250	$250	$250	$250
•
The Fund reserves the right to change or waive the investment minimums. For retirement plans, the investment minimum is $250 for each of the initial investment and subsequent investments.

Tax Information
The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless your investment is in an IRA, 401(k) plan or other tax-advantaged arrangement. Such tax-advantaged arrangements may be taxed later upon the withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other Financial Intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

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Barings Global Emerging Markets Equity Fund Prospectus
MORE ABOUT THE FUND

A statement of investment objectives and principal investment policies and risks of the Fund is set forth above in “Fund Summaries.” Set forth below is an overview of the Fund’s investment practices, followed by additional information about the principal characteristics and risks involved with such practices. Any references to investments made by the Fund include those that may be made both directly by the Fund and indirectly by the Fund (e.g., through its investments in derivatives or other pooled investment vehicles). Please see “Description of Principal Risks” and “Non-Principal Investment Strategies and Risks” below for the risks associated with the Fund’s investment practices.
The prospectus and SAI for the Fund provide information concerning the Fund. The prospectus and SAI are updated at least annually and any information provided in a prospectus or SAI can be changed without a shareholder vote unless specifically stated otherwise. The prospectus and SAI are not contracts between the Fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.
Investment Objectives and Strategies
The Fund’s investment objective is non-fundamental, which means that it may be changed without shareholder approval by the Fund's Board of Trustees.
Note Regarding Percentage Limitations. All percentage limitations on investments in this Prospectus will apply at the time of investment, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up the Fund’s portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) With respect to a Fund whose name suggests that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, and that has adopted a policy under Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), such Fund’s policy to invest at least 80% of its net assets in certain investments may be changed by the Trustees upon at least 60 days’ prior written notice to shareholders. References in the discussion of the Fund’s investment policies to 80% of a Fund’s net assets refer to that percentage of the aggregate of the Fund’s net assets and the amount, if any, of borrowings by the Fund for investment purposes.
Barings’ Approach
In selecting investments for the Fund, the Fund's sub-adviser evaluates investment opportunities on a company-by-company basis. This approach includes seeking to identify growth potential unrecognized by market participants through the analysis of factors such as the company's future financial performance, business model and management style, while incorporating wider economic and social trends. The sub-adviser monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security. These factors may vary in particular cases and may change over time.
While the sub-adviser believes that the greatest scope for identifying investment opportunities exists at the company level, the sub-adviser also takes into account macro considerations when analyzing companies.
Diversification. The Fund is a “non-diversified” investment company, which means that it may invest a greater percentage of its assets in the securities of fewer issuers than may investment companies that are “diversified.” See “Description of Principal Risks – Non-Diversification Risk.” To avoid concentrating its investments in a particular industry or group of industries, the Fund will not invest 25% or more of its total assets in any single industry or group of industries. The Fund intends to satisfy the asset diversification requirements to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

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Barings Global Emerging Markets Equity Fund Prospectus
DESCRIPTION OF PRINCIPAL INVESTMENTS

The Fund’s portfolio may invest in the following types of securities and other instruments. A more detailed discussion of these and other instruments and investment techniques that may be used by the Fund is provided under “Description of Principal Investment Strategies and Risks” and “Description of Non-Principal Investment Strategies and Risks” in the SAI.
Equity Investments. The Fund may invest in equity securities of issuers of any size (in terms of market capitalization or otherwise) and in any industry or sector. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, and warrants and rights.
Foreign (Non-U.S.) Investments and Currencies; Emerging Markets. The Fund may invest in securities of foreign issuers, including issuers that are economically tied to one or more emerging market countries. In general, countries may be considered emerging markets if they are included in any one of the Morgan Stanley Capital Index ("MSCI") emerging markets indices. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. See “Description of Principal Risks – Foreign (Non-U.S.) Investment Risk; Emerging Markets Risk” and “Description of Principal Risks – Foreign (Non-U.S.) Currency Risk.”
The Fund may invest in depositary receipts (including American Depositary Receipts and Global Depositary Receipts).
A Fund’s investments in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect any investment. A Fund may engage in transactions involving foreign currencies in order to hedge against foreign currency risk. For instance, each Fund may purchase foreign currencies on a spot (cash) basis and enter into forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and futures. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, these transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.
Please see “Description of Principal Investment Strategies and Risks – Foreign (Non-U.S.) Securities,” “Description of Principal Investment Strategies and Risks – Foreign Currency Transactions” and “Description of Principal Investment Strategies and Risks – Foreign Currency Exchange-Related Securities” in the SAI for a more detailed description of the types of foreign investments and foreign currency transactions in which the Fund may invest and their related risks.
Warrants and Rights. Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.
Fixed Income Investments. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. Fixed income securities are commonly referred to as “debt,” “debt obligations,” “bonds” or “notes.” The issuer of the fixed income security usually pays a fixed, variable or floating rate of interest, and repays the amount borrowed, usually at the maturity of the security. Some fixed income securities, however, do not pay current interest but are sold at a discount from their face values. Other fixed income securities may make periodic payments of interest and/or principal. Some fixed income securities are partially or fully secured by collateral supporting the payment of interest and principal.
Derivatives. The Fund may use a variety of over-the-counter and exchange-traded derivative instruments for hedging or risk management purposes, or for speculative purposes – as substitutes for investments in securities in which the Fund can invest – as part of its investment strategies to increase return. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates, commodities, and related indexes. Although the Fund reserves the flexibility to use various derivative instruments as the sub-adviser deems advisable, it anticipates that its derivative instrument investments will consist primarily of total return swaps, options, index swaps or swaps on components of an index, interest rate swaps, credit default swaps and foreign currency forward contracts and futures. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks

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Barings Global Emerging Markets Equity Fund Prospectus
DESCRIPTION OF PRINCIPAL INVESTMENTS

associated with investment directly in securities and other more traditional investments. See “Description of Principal Risks – Derivatives Risk.” Please see “Description of Principal Investment Strategies and Risks – Derivative Instruments” in the SAI for additional information about these and other derivative instruments that the Fund may use and the risks associated with such instruments. There is no assurance that these derivative strategies will be available at any time or that the sub-adviser will determine to use them for the Fund or, if used, that the strategies will be successful.
See “Description of Principal Investment Strategies and Risks” and “Description of Non-Principal Investment Strategies and Risks” in the SAI for additional information regarding the investments of the Fund and their related risks.

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Barings Global Emerging Markets Equity Fund Prospectus
DESCRIPTION OF PRINCIPAL RISKS

The following supplements the information regarding the Fund’s investment objective and principal risks. This summary describes the nature of the principal risks, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. Please see “Non-Principal Investment Strategies and Risks” below for additional risks associated with the Fund’s investment practices. The SAI includes more information about the Fund and its investments. The Fund is not intended to be a complete investment program.
Cash Position Risk. The Fund may hold a significant portion of its assets in cash or cash equivalents at the sole discretion of the Fund’s Manager or sub-adviser, based on such factors as it may consider appropriate under the circumstances. The portion of the Fund’s assets invested in cash and cash equivalents may at times exceed 25% of the Fund’s net assets. To the extent the Fund holds a significant portion of its assets in cash or cash equivalents, its investments returns may be adversely affected and the Fund may not achieve its investment objective.
Certain Affiliations. Certain Financial Intermediaries may be considered to be affiliated persons of the Fund or of Barings due to their possible affiliations with Massachusetts Mutual Life Insurance Company, the ultimate parent company of Barings. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and to take advantage of market opportunities.
China A-Shares Risk. Investments in Class A-Shares of Chinese companies involve certain risks and special considerations not typically associated with investments in U.S. companies, such as greater government control over the economy, political and legal uncertainty, currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets. Additionally, the Chinese securities markets are emerging markets subject to the special risks applicable to emerging market countries.
Counterparty Risk. The Fund may be subject to credit risk with respect to the counterparties to the derivative contracts which are not cleared through a central counterparty but instead are traded over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund. In addition, in the event of a bankruptcy of a clearing house, the Fund could experience a loss of the funds deposited with such clearing house as margin and of any profits on its open positions.
Credit Risk. Credit risk is the risk that one or more debt obligations in the Fund’s portfolio will decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated instruments. They do not, however, evaluate the market value risk of below investment grade debt instruments and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the instruments. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on the Manager’s and the sub-adviser’s credit analysis than would be the case with investments in investment grade instruments. The Manager and the sub-adviser employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trends.

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Barings Global Emerging Markets Equity Fund Prospectus
DESCRIPTION OF PRINCIPAL RISKS

Derivatives Risk. The Fund may use a variety of over-the-counter and exchange-traded derivative instruments for hedging or risk management purposes, or for speculative purposes – as substitutes for investments in securities in which the Fund can invest – as part of its investment strategies to increase the return of the Fund. Such derivatives may consist of options on futures contracts, indexes or components of an index, interest rate or other futures contracts and swap agreements (consisting of total return swaps, credit default swaps, index swaps or swaps on components of an index and foreign currency forward contracts and futures), as well as through investments in structured products or credit-linked notes. Derivatives are subject to a number of risks, including liquidity risk, interest rate risk, credit risk, regulatory risk, management risk and volatility risk. In addition, there is the risk that potential losses could partially or completely offset gains. Over-the-counter derivatives are highly susceptible to liquidity risk and counterparty risk. Derivatives, in particular over-the-counter derivatives, also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited.
Emerging Market Risk. Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks may include, for example, smaller market-capitalization of securities markets; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. Future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in those currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which the Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.
Additional risks of emerging market securities may include greater social, economic, and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; greater custody and operational risks; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, regulatory, and accounting systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending settlement, or be delayed in disposing of a portfolio security. It may be more difficult to obtain and/or enforce a judgment in a court outside the U.S. and a judgment against a foreign government may be unenforceable.
Equity Investments Risk. The prices of equity securities rise and fall frequently. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time. Common stock is subordinate to any preferred stock and debt securities of the same issuer with respect to the payment of dividends and in liquidation or bankruptcy. The market prices of warrants and rights to purchase common stock are usually significantly less than the price of the underlying stock. As a result, the prices of warrants and rights are often more volatile than the price of the underlying stock. Limited partnership interests involve risks that differ from an investment in common stock. Holders of limited partnership interests have more limited control and limited rights to vote on matters affecting the partnership.
Fixed Income Securities Risk. The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Fixed income securities are subject to interest

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Barings Global Emerging Markets Equity Fund Prospectus
DESCRIPTION OF PRINCIPAL RISKS

rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Focus Risk. Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, and other conditions, and the Fund's performance will be affected by the conditions in the industries, sectors, countries, and regions to which the Fund is exposed.
Foreign (Non-U.S.) Currency Risk.  Although the Fund reports its net asset value and pays dividends in U.S. dollars, foreign securities often are purchased with, and make dividend or interest payments in, foreign currencies. Therefore, when the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the value of securities denominated in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar (although the sub-adviser intends generally to hedge investments denominated in foreign currencies back to the U.S. dollar under normal market conditions), and a decline in applicable foreign exchange rates could reduce the value of such securities held by the Fund.
Foreign (Non-U.S.) Investment Risk. The Fund’s investments in foreign issuers, in issuers with significant foreign exposure, and in securities denominated in foreign currencies involve special risks. These risks include imposition of additional taxes; trading, settlement, custodial and other operational risks; risks relating to market, economic, industry, political, regulatory, geopolitical and other conditions; and risks arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market and can react differently to market, economic, industry, political, regulatory, geopolitical and other conditions than the U.S. market. Foreign investments involve special risks, including:
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Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases.

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Unreliable or untimely information: There may be less information publicly available about a foreign issuer than about most U.S. issuers, and foreign issuers are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S.

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Limited legal recourse: Legal remedies for investors in foreign companies may be more limited, slower and more costly than the remedies available to U.S. investors.

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Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody also may involve delays in payment, delivery or recovery of money or investments.

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Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means that the sub-adviser may at times be unable to sell these foreign investments at desirable prices. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

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Foreign taxes: The Fund’s income from or the proceeds of dispositions of its foreign investments may be subject to withholding or other taxes. The Fund may otherwise be subject to foreign taxation on repatriation proceeds generated from those investments or to other transaction-based foreign taxes on those investments.

Growth Stocks Risk. If a growth company’s earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is

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Barings Global Emerging Markets Equity Fund Prospectus
DESCRIPTION OF PRINCIPAL RISKS

out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.
Issuer Risk. The value of securities may decline for a number of reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Leveraging Risk. Instruments and transactions, including derivatives transactions, that create leverage may cause the value of an investment in the Fund to be more volatile and all other risks will tend to be compounded.
Liquidity Risk. The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Some securities may be subject to restrictions on resale. Also, the Fund may not be able to dispose of illiquid securities at a favorable time or price when desired, and the Fund may suffer a loss if forced to sell such securities to meet redemption requests or for other cash needs.
In addition, derivatives instruments may not be liquid in all circumstances, so that in volatile markets the Fund may not be able to close out a position without incurring a loss. Although both over-the-counter and exchange-traded derivatives markets may experience the lack of liquidity, over-the-counter non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, speculative position limits, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio.
Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The sub-adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that such techniques and analyses will produce the desired results.
Market Risk. The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Non-Diversification Risk. The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of fewer issuers than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. The Fund intends to satisfy the asset diversification requirements to qualify as a regulated investment company under the Code.
Potential Conflicts of Interest Risk. The Manager, the sub-adviser and their affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Manager, the sub-adviser and their affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Manager, the sub-adviser and their affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Manager, the sub-adviser or their affiliates are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, the Manager, the sub-adviser and their affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of other accounts managed by the Manager, the sub-adviser and their affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the proprietary or other accounts managed by the Manager, the sub-adviser or its affiliates achieve profits. The Manager and the sub-adviser have informed the Fund’s

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Barings Global Emerging Markets Equity Fund Prospectus
DESCRIPTION OF PRINCIPAL RISKS

Board of Trustees that the investment professionals associated with the Manager and the sub-adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. The Manager, the sub-adviser and their affiliates have adopted policies and procedures designed to address potential conflicts of interests and to allocate investments among the accounts managed by the Manager, the sub-adviser and their affiliates in a fair and equitable manner.
Russian Securities Risk. In response to political and military actions undertaken by Russia, the United States and the European Union instituted numerous sanctions against certain Russian officials and Bank Rossiya. These sanctions, and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of securities offered by Russian issuers. These sanctions and any other intergovernmental actions could result in the immediate freeze of Russian securities, including securities in the form of depositary receipts, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could push Russia’s economy into a recession. These sanctions and any other intergovernmental actions, and the continued disruption of the Russian economy, could have a negative effect on the performance of funds that have significant exposure to Russia, including the Fund.
Stock Connect Risk. The Fund may invest directly in China A-Shares through Stock Connect, which is subject to sudden changes in quota limitations, application of trading suspensions, differences in trading days between the People's Republic of China and Stock Connect, operational risk, clearing and settlement risk and regulatory and taxation risk.
Volatility Risk. The Fund could suffer losses related to its derivative positions as a result of unanticipated market movements, which losses may be potentially unlimited.

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Barings Global Emerging Markets Equity Fund Prospectus
NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in “Description of Principal Investments,” the Fund may utilize from time to time one or more of the non-principal investment practices described below to assist it in reaching its investment objective. In addition to the principal risks discussed in “Description of Principal Risks,” the Fund’s investments involve additional non-principal risks which are summarized below. The SAI also contains more detailed or additional information about certain of these practices, risks and/or the limitations adopted by the Fund to help manage such risks.
Defensive Investment Strategy Risk. The Fund may depart from its principal investment strategies by temporarily investing for defensive purposes in high quality money market instruments, cash and cash equivalents and other defensive instruments when adverse market, economic or political conditions exist. To the extent that the Fund invests defensively, it may not be able to pursue its investment objective. The Fund’s defensive investment position may not be effective in protecting its value.
Market Disruption Risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.
Regulatory Risk. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
The derivatives markets have recently become subject to comprehensive statutes, regulations and margin requirements. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires certain transactions in over-the-counter (“OTC”) derivatives to be executed on a regulated market and cleared through a central counterparty, which may result in increased counterparty concentration risk, margin requirements and costs for the Fund. Additionally, the Commodity Futures Trading Commission (the “CFTC”), U.S. prudential regulators and other regulators around the globe have recently implemented or are in the process of implementing new margin rules for OTC derivatives, which will result in increased margin requirements and costs for a fund that trades in non-centrally cleared derivative products subject to these margining regimes.
The Manager has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the U.S. Commodity Exchange Act (the “CEA”) pursuant to Rule 4.5 under the CEA promulgated by the CFTC with respect to the Fund, which is authorized to trade in derivatives subject to the jurisdiction of the CFTC. Even though the Manager is currently registered as a CPO with the CFTC, the Manager does not act in a registered capacity as a CPO with respect to

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Barings Global Emerging Markets Equity Fund Prospectus
NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

the Fund. In the event that the Fund’s investments in derivative instruments regulated under the CEA, including futures, swaps and options, exceed the thresholds set forth in Rule 4.5, the Manager may be required to register as a CPO with the CFTC as it relates to the Fund. In the event the Manager is required to register with the CFTC with respect to the Fund, it will become subject to additional recordkeeping, disclosure and reporting requirements, which may increase the Fund's expenses. Additionally, even though the Manager is also currently registered as a “commodity trading advisor” (“CTA”) with the CFTC, the Manager relies on an exemption from registration as a CTA under CFTC Rule 4.14(a)(8), such that the Manager does not act in a registered capacity as a CTA with respect to the Fund.
The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may in the future also apply to certain other derivatives positions the Fund may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by Barings and its affiliates may in the future be aggregated for this purpose. Therefore, it is possible that in the future the trading decisions of Barings may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits.
The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Fund.
Operational and Technology Risk. The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems of the Fund, the Fund’s service providers, counterparties, or other market participants or data within them (a “cyber-attack”). Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the Fund’s operations.
Cyber-attacks, disruptions, or failures that affect the Fund’s service providers or counterparties may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. For example, the Fund’s or its service providers’ assets or sensitive or confidential information may be lost, misused, destroyed, stolen, rendered unavailable or misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, cause delays or mistakes in materials provided to shareholders, impact the ability to calculate the Fund’s NAV, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Fund to regulatory fines, violations of law, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance, legal, and operational costs. While the Fund and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future.
The trend toward broad consumer and general public notification of systems failures and cyber-attacks could exacerbate the harm to the Fund and its shareholders or its business, financial condition and performance or results of operations. Even if the Fund and its service providers successfully protected their systems from failures or cyber-attacks, they may incur significant expenses in connection with their responses to any such events, as well as the need for adoption, implementation and maintenance of appropriate security measures. They could also suffer harm to their

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Barings Global Emerging Markets Equity Fund Prospectus
NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

businesses and reputations if attempted or actual cyber-attacks are publicized. The Fund and its service providers cannot be certain that evolving threats from cyber-criminals and other cyber-threat actors, exploitation of new vulnerabilities in their systems, or other developments, or data thefts, system break-ins or inappropriate access will not compromise or breach the technology or other security measures protecting their systems.
Systems failures and cyber-attacks may be difficult to detect, may go undetected for long periods or may never be detected. The impact of such events may be compounded over time. Although the Fund and its service providers evaluate the materiality of systems failures and cyber-attacks that they detect, they may conclude that some such events are not material and may choose not to address them. Such conclusions may not prove to be correct.
Systems failures and cyber-attacks may necessitate significant investment to repair or replace. In addition, the Fund and its service providers may incur substantial costs for systems failure risk management and cyber-attack risk management in order to attempt to prevent any such events or incidents in the future.
Insurance and other traditional risk-shifting tools may be held by or available to the Fund or its service providers in order to manage or mitigate the risks associated with systems failures and cyber-attacks, but they are subject to terms and limitations such as deductibles, coinsurance, limits and policy exclusions, as well as risk of counterparty denial of coverage, default or insolvency. In addition, contractual remedies may not be available with respect to service providers or may prove inadequate if available (e.g., because of limits on the liability of the service providers) to protect the Fund against all losses.
Similar types of operational and technology risks are also present for issuers of the Fund’s investments, which could have material adverse consequences for such issuers, and may cause the Fund’s investments to lose value. In addition, cyber-attacks involving a Fund counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Fund cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which the Fund invests, or securities markets and exchanges.
Substantial Redemption Risk. If substantial numbers of shares in the Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund’s net asset value per share. In addition, a substantial reduction in the size of the Fund may make it difficult for the sub-adviser to execute its investment program successfully for the Fund for a period following the redemptions.
Valuation Risk. The Fund may invest some of its assets in illiquid and/or unquoted securities or instruments. Such investments or instruments are valued in accordance with procedures adopted by the Fund’s Board of Trustees, as described in the section “Net Asset Value” in this Prospectus. Such investments are inherently difficult to value and are the subject of substantial uncertainty. As a result, the daily performance of the Fund may vary. There is no assurance that the estimates resulting from the valuation process will reflect the actual sales or “close-out” prices of such securities.

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Barings Global Emerging Markets Equity Fund Prospectus
MANAGEMENT OF THE FUND

Primary Service Providers
The Fund enters into contractual arrangements (“Contracts”) with various parties, including, among others, the Manager, the sub-adviser, the Fund’s transfer agent, the Fund’s administrator and the Fund’s custodian. They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund, and are paid for providing these services. Some of these service relationships are described below.
The Fund’s Contracts are solely among the parties thereto. Shareholders are not parties to, or intended to be third-party beneficiaries of, any Contracts. Further, this Prospectus, the SAI and any Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any contractual, tort or other rights in any individual shareholder, group of shareholders or other person, including any right to assert a fiduciary or other duty, enforce the Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.
Trustees and Officers
The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Manager. There are currently six trustees of the Fund (the trustees on the Board of Trustees are herein referred to as the “Trustees”), one of whom is currently treated by the Fund as an “interested person” (as defined in the 1940 Act). The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management” in the SAI.
Manager
The Manager serves as the investment adviser for the Fund. Subject to the supervision of the Board of Trustees, the Manager is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters.
The Manager is an indirect, wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), with a principal office located at 300 South Tryon Street, Suite 2500, Charlotte, NC 28202. The origin of the Manager follows the paths of several early pioneers in investments and financing – Babson Capital Management LLC (“Babson”), Baring Asset Management Limited (“BAML”), Cornerstone Real Estate Advisers LLC (“CREA”) and Wood Creek Capital Management, LLC (“Wood Creek”). Babson, through its predecessor, David L. Babson & Company, Inc., was founded in 1940. Babson was acquired by MassMutual in 1995 and on January 1, 2000, the Investment Management Division (“IMD”) of MassMutual was consolidated into Babson. On the other side of the Atlantic, BAML traces its roots to 1762 when the Baring brothers founded a merchant and banking firm in London. The firm was one of the first U.K. firms to form an investment department in 1955. Throughout the 1970s and 1980s, the firm continued to expand its asset management business internationally and, in 1989, combined its asset management activities within BAML, headquartered in London. BAML was acquired by MassMutual in 2004. In July 2016, BAML became an indirect, wholly-owned subsidiary of Babson, which changed its name to Barings LLC on September 12, 2016. Adding to the rich history of pioneering investment advice, CREA began advising on real estate debt transactions nearly 30 years ago for MassMutual as part of the IMD. In 1994, CREA was established to provide real estate equity management to MassMutual and eventually third parties. In 2010, CREA combined with Babson’s real estate debt group to form a comprehensive real estate adviser. CREA changed its name to Barings Real Estate Advisers LLC on September 12, 2016 and merged with and into the Manager on December 30, 2016. Similarly, Wood Creek was established as an alternative assets investment manager in 2005 as part of a joint venture with the MassMutual Financial Group. Wood Creek became a wholly-owned subsidiary of Barings in 2011. On September 16, 2016, Wood Creek merged with and into the Manager.
The Manager is a global investment management organization with investment operations in the U.S., the United Kingdom, Australia, and Asia with, together with its subsidiaries, over 1,700 associates, including over 600 investment professionals, as of June 30, 2017. The Manager provides investment advice to individual and institutional investors and had, together with its subsidiaries, assets under management as of December 31, 2017 of more than $305 billion.

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Barings Global Emerging Markets Equity Fund Prospectus
MANAGEMENT OF THE FUND

The Manager has retained its subsidiary, Baring International Investment Limited (“BIIL”), as the sub-adviser to provide the day-to-day management of the Fund. See “– Sub-Adviser” below.
Sub-Adviser
BIIL serves as the Fund's sub-adviser. Subject to the supervision of the Board of Trustees and the Manager, BIIL manages the investment and reinvestment of the Fund's assets.
BIIL is an investment adviser registered with the SEC in the U.S. and the Financial Conduct Authority in the United Kingdom with its principal office located at 155 Bishopsgate, London, United Kingdom EC2M 3XY. BIIL is a wholly-owned subsidiary of Baring Asset Managment Limited, which in turn is an indirect, wholly-owned subsidiary of the Manager. As of December 31, 2017, BIIL had approximately $5 billion in assets under management.
Investment Management Agreement and Sub-Advisory Agreement
Pursuant to an investment management agreement between the Manager and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay the Manager an annual management fee, payable on a monthly basis, of 0.90% of the Fund's average daily net assets for the services and facilities the Manager provides.
As of the date of this prospectus, the Fund has not yet operated for a full fiscal year, so no actual management fee rate is shown.
Pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BIIL, BIIL manages the investment and reinvestment of a portion of the Fund's assets, as may be allocated from time to time to BIIL. The Manager (and not the Fund) pays a portion of the management fees it receives from the Fund to BIIL for its services under the Sub-Advisory Agreement.
In addition to the fee of the Manager, the Fund pays all of its own expenses, including, among others, legal fees and expenses of counsel to the Fund and to the Fund’s independent trustees; insurance, including trustees and officers insurance and errors and omissions insurance; auditing and accounting expenses, including sub-accounting services provided by certain Financial Intermediaries; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, including sub-transfer agent services provided by certain Financial Intermediaries, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; other expenses in connection with the issuance, offering and underwriting of shares or debt instruments issued by the Fund or with the securing of any credit facility or other loans for the Fund; expenses relating to investor and public relations and secondary market services; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan (except for brokerage expenses paid by participants in such plan); compensation and expenses of trustees; costs of stationery; any litigation expenses; and costs of shareholder, Board of Trustees and other meetings.
The Manager has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) so that, on an annualized basis, such expenses incurred by each class of shares of the Fund will not exceed the annual rates set forth below (as a percentage of average daily net assets allocated to each such class):
FUND	CLASS A	CLASS C	CLASS I	CLASS Y
Global Emerging Markets Equity Fund 1	1.20%	1.20%	1.20%	1.20%
1.
This agreement will remain in effect at least until November 1, 2019, unless earlier modified or terminated by the Fund’s Board of Trustees.

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Barings Global Emerging Markets Equity Fund Prospectus
MANAGEMENT OF THE FUND

If the Fund incurs fees and/or expenses excluded from waiver and/or reimbursement, or if the Fund’s Board of Trustees specifically approves the exclusion of another expense from the fee reimbursement agreement, the Fund’s expenses may be higher than the fees and/or expenses shown in the table (which reflect the waiver and/or reimbursement) in the section entitled “Fees and Expenses of the Fund.” Additional amounts may be voluntarily waived and/or reimbursed from time to time. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the Fund that previously received a waiver or reimbursement from the Manager are less than the expense limit for such share class, the share class is required to repay the Manager up to the amount of fees waived or expenses reimbursed for that share class under the agreement.
A discussion regarding the considerations of the Fund’s Board of Trustees for approving the Fund’s Investment Management Agreement and the Fund’s Sub-Advisory Agreement will be available in the Fund’s annual report for the period ended June 30, 2018.
Portfolio Management
The portfolio managers are primarily responsible for making day-to-day investment decisions for the Fund. Each of the persons listed below serves as a portfolio manager to the Fund. More information about each manager’s compensation, other accounts managed by each manager, and each manager’s ownership of securities in the Fund is included in the SAI.
PORTFOLIO MANAGER, TITLE	LENGTH OF SERVICE	PAST 5 YEARS’ BUSINESS EXPERIENCE
Michael Levy Portfolio Manager	Since Inception
Mr. Levy is a Managing Director and Co-Head of Barings' Emerging and Frontier Equities Team. He also oversees the Frontiers, Latin America and Emerging Europe investment functions. He shares principal responsibility for the day-to-day management of the Barings Global Emerging Markets Equity Fund.

William Palmer Portfolio Manager	Since Inception
Mr. Palmer is a Managing Director and Co-Head of Barings’ Emerging and Frontier Equities Team. He also oversees Barings' Asia ex Japan investment function. He shares principal responsibility for the day-to-day management of the Barings Global Emerging Markets Equity Fund.

PRIOR PERFORMANCE FOR SIMILAR ACCOUNTS

Prior Performance for Similar Fund (Similar to Global Emerging Markets Equity Fund)
The following table presents the past performance of Baring Global Emerging Markets Fund (the “BIIL UCITS Fund”), a UCITS fund managed by BIIL, the sub-adviser of Global Emerging Markets Equity Fund. The BIIL UCITS Fund has an investment objective, policies and strategies that Barings believes are substantially similar to those of Global Emerging Markets Equity Fund, and has been managed in substantially the same way that BIIL intends to manage the Global Emerging Markets Equity Fund.
Global Emerging Markets Equity Fund’s actual performance may vary from the past performance of the BIIL UCITS Fund. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. In addition, securities held by Global Emerging Markets Equity Fund may not be identical to the securities held by the BIIL UCITS Fund, but Barings believes the differences do not alter the conclusion that Global Emerging Markets Equity Fund and the BIIL UCITS Fund are managed in a substantially similar style. In addition, the BIIL UCITS Fund is not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to the BIIL UCITS Fund, they may have had an adverse effect on the performance of the BIIL UCITS Fund. However, BIIL does not believe that the BIIL UCITS Fund would have been managed in a significantly different manner had the BIIL UCITS Fund been subject to such investment limitations, requirements and other restrictions.

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Barings Global Emerging Markets Equity Fund Prospectus
PRIOR PERFORMANCE FOR SIMILAR ACCOUNTS

The data are provided to illustrate the past performance of BIIL in managing a substantially similar account. Investors should not consider these performance data as substitutes for the performance of the Global Emerging Markets Equity Fund, nor should investors consider these data as indications of future performance of the Global Emerging Markets Equity Fund, or of BIIL. The returns are not intended to predict or suggest the returns that might be experienced by the Global Emerging Markets Equity Fund.
The performance figures below show the total returns of the BIIL UCITS Fund, including all dividends and interest, accrued income and realized and unrealized gains and losses, and deductions for brokerage commissions and execution costs. The returns reflect the operating expenses and the maximum initial sales charge (load) imposed on purchases of Class A shares of the BIIL UCITS Fund.
Baring Global Emerging Markets Fund (the “BIIL UCITS Fund”) Average Annual Total Returns for the periods ended December 31, 2017
	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A USD Inc 1	46.25%	4.61%	1.28%	5.92%
Benchmark 2	37.75%	4.73%	2.02%	7.53%
1.
This is not the performance of Barings Global Emerging Markets Equity Fund. As of December 31, 2017, the BIIL UCITS Fund had approximately net assets of  $452.9 million. The inception date of the BIIL UCITS Fund was February 24, 1992.

2.
The BIIL UCITS Fund's Benchmark is represented by the MSCI Emerging Markets (net) Index.

Distributor of the Fund
The Fund’s shares are offered for sale through ALPS Distributors, Inc. (the “Distributor”). Shareholders and Financial Intermediaries (as defined under “How to Buy Shares”) should not send any transaction or account requests to the Distributor. Transaction or account requests should be directed to “Barings Funds Trust – (Fund Name),” Transfer Agent, P.O. Box 1920, Denver, CO 80201.

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Barings Global Emerging Markets Equity Fund Prospectus
DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available (i) in the SAI and (ii) on the Fund’s website at http://www.barings.com/funds/mutual-funds.
HOW TO BUY SHARES

You can purchase shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business (see ”Net Asset Value”). You can purchase shares of the Fund from any financial advisor, broker-dealer or other financial intermediary that has entered into an agreement with the Distributor with respect to the sale of shares of the Fund (a “Financial Intermediary”). Your Financial Intermediary can help you establish an appropriate investment portfolio, buy shares, and monitor your investments. The Fund has authorized Financial Intermediaries to receive purchase and redemption orders on their behalf. Financial Intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund is deemed to have received a purchase or redemption order when a Financial Intermediary or its authorized designee receives the order in “good order.” The specific requirements for “good order” depend on the type of transaction and method of purchase. Contact your Financial Intermediary if you have questions about your circumstances. Generally, “good order” means that you placed your order with your Financial Intermediary or its authorized designee or your payment (made in accordance with any of the methods set forth in the table below) has been received and your application is complete, including all necessary documentation and signatures. Customer orders are priced at the Fund’s net asset value per share next computed after the orders are received by a Financial Intermediary or its authorized designee in good order. Investors may be charged a fee by their Financial Intermediaries, payable to the Financial Intermediary and not to the Fund, if investors effect a transaction in Fund shares through either a Financial Intermediary or its authorized designee.
The USA PATRIOT Act may require the Fund, a Financial Intermediary or its authorized designee to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, it may not be possible to open an account. If the Fund, a Financial Intermediary or authorized designee is unable to verify your customer information, the Fund reserves the right to close your account or to take such other steps as it deems reasonable.
Outlined below are various methods for buying shares of the Fund:
METHOD	INSTRUCTIONS
Through your Financial Intermediary
Your Financial Intermediary can help you establish your account and buy shares on your behalf. To receive the current trading day’s price, your Financial Intermediary must receive your request in good order prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time. Your Financial Intermediary may charge you fees for executing the purchase for you.

By exchange
You or your Financial Intermediary may acquire shares of the Fund for your account by exchanging shares you own in certain other funds advised by the Manager for shares of the same class of the Fund, subject to the conditions described in “Exchange of Shares” below. In addition, you or your Financial Intermediary may exchange shares of a class of the Fund you own for shares of a different class of the Fund, subject to the conditions described in “Exchange of Shares” below. To exchange, send written instructions to the Fund, at the address noted below 1 or call 1-855-439-5459.

By wire
You may purchase shares of the Fund by wiring money from your bank account to your Fund account. Prior to sending wire transfers, please contact Shareholder Services at 1-855-439-5459 for specific wiring instructions and to facilitate prompt and accurate credit upon receipt of your wire.

To receive the current trading day’s price, your wire, along with a valid account number, must be received in your Fund account prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time.

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Barings Global Emerging Markets Equity Fund Prospectus
HOW TO BUY SHARES

METHOD	INSTRUCTIONS

If your initial purchase of shares is by wire, you must first complete a new account application and promptly mail it to Barings Funds Trust – (Fund Name), at the address noted below. 1 After completing a new account application, please call 1-855-439-5459 to obtain your account number. Please include your account number on the wire.

By electronic funds transfer via an automated clearing house (“ACH”) transaction 2
You may purchase shares of the Fund by electronically transferring money from your bank account to your Fund account by calling 1-855-439-5459. An electronic funds transfer may take up to two business days to settle and be considered in good order. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.

By check
To purchase shares of the Fund by check, make your check payable to ‘Barings Funds Trust’. Your checks should include the fund name which you would like to purchase along with your account number (if previously established). Your request should be mailed to the address listed below. 1The Fund will accept purchases only in US dollars drawn from US financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment.

1.
Regular Mail: “Barings Funds Trust – (Fund Name),” Attn: Transfer Agent, P.O. Box 1920, Denver, CO 80201.

Overnight Mail: “Barings Funds Trust – (Fund Name),” Attn: Transfer Agent, 1290 Broadway, Suite 1100, Denver, CO 80203.
The redemption of shares purchased by ACH transaction is subject to certain limitations (see “Redemption of Shares”). Any purchase by ACH transaction that does not clear may be cancelled, and the investor will be responsible for any associated expenses and losses to the Fund.
Investment Minimums*
	CLASS A	CLASS C	CLASS I	CLASS Y
Initial Investment	$1,000	$1,000	$500,000	$100,000
Subsequent Investments	$250	$250	$250	$250
•
For retirement plans, the investment minimum is $250 for each of the initial investment and subsequent investments.

The Fund reserves the right to change or waive the investment minimums and reserves the right to liquidate a shareholder’s account if the value of shares held in the account is less than the minimum account size. The Fund also reserves the right to reject for any reason, or cancel as permitted or required by law, any purchase order. The Fund may not reject or cancel purchase orders more than two business days following receipt by the Fund of such purchase orders. The Fund will not accept any redemption request that is not in good order. In addition, without notice, the Fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.
The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Barings Funds Trust post office box, of purchase orders or redemption requests does not constitute receipt by the Fund.

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Barings Global Emerging Markets Equity Fund Prospectus
SHAREOWNER GUIDE – HOW TO INVEST IN THE FUND

Choosing a Share Class
The Fund offers four classes of shares in this Prospectus – Class A, Class C, Class I and Class Y. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Purchases of  $500,000 or more cannot be made in Class C Shares. Based on your personal situation, your Financial Intermediary can help you decide which class of shares makes the most sense for you. Your Financial Intermediary is entitled to receive compensation for purchases made through him or her and may receive differing compensation for selling different classes of shares.
Sales Charges
You may be subject to an initial sales charge when you purchase shares or a contingent deferred sales charge (“CDSC”) when you redeem your shares. These sales charges are described below. In certain circumstances, the sales charges may be waived, as described below and in the SAI.
Class A Shares
Your purchases of Class A Shares are made at the public offering price for these shares, that is, the net asset value per share for Class A Shares plus a front-end sales charge that is based on the amount of your initial investment when you open your account. The front-end sales charge you pay on an additional investment is based on your total net investment in the Fund, including the amount of your additional purchase. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. As shown in the tables below, a portion of the sales charge is paid as a commission to your Financial Intermediary on the sale of Class A Shares. The total amount of the sales charge, if any, differs depending on the amount you invest as shown in the tables below.
	SALES CHARGE
AMOUNT INVESTED	AS A % OF THE PUBLIC OFFERING PRICE	AS A % OF YOUR NET INVESTMENT	% OF OFFERING PRICE PAID TO FINANCIAL INTERMEDIARY
Less than $100,000	4.00	4.17	3.50
$100,000 to $250,000	3.25	3.36	2.75
$250,000 to $500,000	2.75	2.83	2.25
$500,000 or More 1	0.00	0.00	Up to 1.00
1.
No sales charge is payable at the time of purchase on investments of  $500,000 or more. The principal underwriter will pay a commission to financial intermediaries on sales of  $500,000 or more as follows: 1.00% on amounts up to $1 million; plus 0.75% on amounts of  $1 million or more but less than $3 million; plus 0.65% on amounts of  $3 million or more but less than $5 million; plus 0.50% on amounts of  $5 million or more. Class A shares bought without an initial sales charge in accounts aggregating $500,000 or more at the time purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of purchase (or within 12 months for shares purchased prior to January 15, 2018). The 18–month period (or 12-month period for shares purchased prior to January 15, 2018) begins on the day the purchase is made. The CDSC does not apply to load waived shares purchased for certain retirement plans or other eligible fee-based programs. Prior to the thirteenth month, the distributor will retain the distribution and service fees described in the ‘Distribution and Service Fees’ section. Please refer to ‘Distribution and Service Fees’ section for all distribution and service fees paid by each Fund.

Reduced Class A Sales Charges for Larger Investments
You may pay a lower sales charge when purchasing Class A Shares through Rights of Accumulation, which work as follows: if the combined value (determined at the current public offering price) of your accounts in all classes of shares of the Fund and other Participating Funds (as defined below) maintained by you, your spouse or your minor children, together with the value (also determined at the current public offering price) of your current purchase, reaches a sales charge discount level (according to the above chart), your current purchase will receive the lower sales charge,

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SHAREOWNER GUIDE – HOW TO INVEST IN THE FUND

provided that you have notified the Distributor and your Financial Intermediary, if any, in writing of the identity of such other accounts and your relationship to the other account holders and submitted information (such as account statements) sufficient to substantiate your eligibility for a reduced sales charge. Such reduced sales charge will be applied upon confirmation of such shareholders’ holdings by the Transfer Agent. The Fund may terminate or amend this Right of Accumulation at any time without notice. As used herein, “Participating Funds” refers to any series of Barings Funds (each as defined below under “Exchange of Shares”) and registered, open-end investment companies advised by the Manager and distributed by the Distributor and as otherwise permitted from time to time by the Board of Trustees.
You may also pay a lower sales charge when purchasing Class A Shares and shares of other Participating Funds by signing a Letter of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $100,000 within 13 months. If your Letter of Intent purchases are not completed within 13 months, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased. Upon your request, a Letter of Intent may reflect purchases within the previous 90 days. See the SAI for additional information about this privilege.
In addition, certain investors may purchase shares at no sales charge or at a reduced sales charge. For example, Class A Shares are offered at no sales charge to investors who are clients of Financial Intermediaries who have entered into an agreement with the Distributor to offer Fund shares through self-directed investment brokerage accounts without charging transaction fees to their clients or through other platforms. See the SAI for a description of this and other situations in which sales charges are reduced or waived.
The Fund makes available free of charge on its website (http://www.barings.com/funds/mutual-funds) information regarding its sales charges, arrangements that result in breakpoints of the sales charges, the methods used to value accounts in order to determine whether an investor has met a breakpoint and the information investors must provide to verify eligibility for a breakpoint. Hyperlinks that facilitate access to such information are available on the Fund’s website.
Class C Shares
Your purchases of Class C Shares are made at the net asset value per share for Class C Shares. Although Class C Shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding Class C Shares for one year, you may sell them at any time without paying a CDSC. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. The Distributor pays your Financial Intermediary an up-front commission of 1.00% on sales of Class C Shares.
Distribution and Service Fees
The Fund is authorized under a distribution plan (the “Plan”) to use the assets attributable to the Fund’s Class A and Class C Shares to finance certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class A and Class C Shares and the services provided to you by your Financial Intermediary. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares.
Under the Plan, distribution and service fees paid by the Fund to the Distributor equal to an annual rate of 0.25% of average daily net assets attributable to Class A Shares and 1.00% of average daily net assets attributable to Class C Shares. The Distributor may pay all or a portion of these fees to Financial Intermediaries whose clients own shares of the Fund. Because the distribution and service fees are payable regardless of the Distributor’s expenses, the Distributor may realize a profit from the fees. Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of Financial Industry Regulatory Authority (“FINRA”).
The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the

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Barings Global Emerging Markets Equity Fund Prospectus
SHAREOWNER GUIDE – HOW TO INVEST IN THE FUND

1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fees materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Board of Trustees in the manner provided in the foregoing sentence. The Plan may be terminated with respect to a class at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.
In addition to payments under the Plan, from time to time the Fund may pay Financial Intermediaries account-based fees for networking and account maintenance.
In addition, Barings may, from time to time, at its own expense out of its own financial resources, make cash payments to Financial Intermediaries as an incentive to sell shares of the Fund and/or to promote retention of their customers’ assets in the Fund. Such cash payments may be calculated on sales of shares of the Fund (“Sales-Based Payments”) or on the average daily net assets of the Fund attributable to that particular Financial Intermediary (“Asset-Based Payments”). Barings may agree to make such cash payments to a Financial Intermediary in the form of either or both Sales-Based Payments and Asset-Based Payments. Barings may also make other cash payments to Financial Intermediaries in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those Financial Intermediaries and their families to places within or outside the U.S.; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; allocable portions, based on shares of the Fund sold, of salaries and bonuses of registered representatives of an affiliated broker-dealer that is a Financial Intermediary; or other expenses as determined in Barings’ discretion. In certain cases these other payments could be significant to Financial Intermediaries. Any payments described above will not change the price paid by investors for the purchase of the shares of the Fund, the amount that the Fund will receive as proceeds from such sales, or the amounts payable under the Plan. Barings determines the cash payments described above in its discretion in response to requests from Financial Intermediaries, based on factors it deems relevant. Financial Intermediaries may not use sales of the Fund’s shares to qualify for any incentives to the extent that such incentives may be prohibited by law. Amounts paid by the Distributor to any Financial Intermediary in connection with the distribution of any shares of the Fund will count towards the maximum imposed by FINRA on underwriter compensation in connection with the public offering of securities. In addition, Barings may utilize its own resources to compensate the Distributor for distribution or service activities on behalf of the Fund. These payments are not reflected in the annual fund operating expenses section of the “Fees and Expenses of the Fund” table for the Fund.
Contingent Deferred Sales Charges
As described above, certain investments in Class A and Class C Shares are subject to a CDSC. You will pay the CDSC only on shares you redeem within the prescribed amount of time after purchase. The CDSC is applied to the net asset value at the time of purchase or redemption, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the date on which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When shares are redeemed, the Fund will automatically redeem those shares (if any) not subject to a CDSC and then those you have held the longest. In certain circumstances, CDSCs may be waived, as described in the SAI.
Class Y Shares
Class Y Shares are sold at the net asset value per share without a sales charge through Financial Intermediaries that have special agreements with the Distributor, or the Manager or its affiliates, for that purpose.
A Financial Intermediary that buys Class Y Shares for its customers’ accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund’s other classes of shares (other than the time those orders must be received by the Transfer Agent) and some of the special account features available to investors

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SHAREOWNER GUIDE – HOW TO INVEST IN THE FUND

buying other classes of shares do not apply to Class Y Shares. Instructions for buying, selling, exchanging or transferring Class Y Shares must be submitted by the Financial Intermediary, not by its customers for whose benefit the shares are held.
Present and former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y Shares of the Fund.
Class I Shares
Class I Shares are only available to eligible institutional investors. To be eligible to purchase Class I Shares, an investor must:
•
make a minimum initial investment of  $500,000 or more per account (waived for retirement plan service provider platforms);

•
trade through an omnibus, trust, or similar pooled account; and

•
be an “institutional investor” which may include corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employer sponsored retirement plans; retirement plan platforms; insurance companies; registered investment advisor firms; bank trusts; 529 college savings plans; and family offices.

Eligible Class I investors will not receive any commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, transfer agent fees, so called “finder’s fees,” administrative fees or other similar fees on Class I Shares. Class I Shares are not available directly to individual investors. Individual shareholders who purchase Class I Shares through retirement plans or other intermediaries will not be eligible to hold Class I Shares outside of their respective retirement plan or intermediary platform.
Class I Shares are sold at the net asset value per share without a sales charge. An institutional investor that buys Class I Shares for its customers’ accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund’s other classes of shares (other than the time those orders must be received by the Transfer Agent), and most of the special account features available to investors buying other classes of shares, do not apply to Class I Shares.
Availability of Information
Information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through the Fund’s website at http://www.barings.com/funds/mutual-funds, which provides links to the Prospectus and SAI containing the relevant information.
REDEMPTION OF SHARES

The Fund redeems its shares based on the net asset value next determined after the Transfer Agent or the Financial Intermediary receives your redemption request in good order. The Fund reserves the right to reject any redemption request that is not in good order. The specific requirements for good order depend on the type of account and transaction and the method of redemption. Contact the Transfer Agent if you have any questions about your particular circumstances. Generally, “good order” means that the redemption request meets all applicable requirements described in this Prospectus. See “Net Asset Value” for a description of the calculation of net asset value per share.
You can redeem shares of the Fund on any day that the NYSE is open for business. The Fund, however, may suspend the right of redemption and postpone payment for more than seven days: (i) during periods when trading on the NYSE is closed on days other than weekdays or holidays; (ii) during periods when trading on the NYSE is restricted; (iii) during any emergency which makes it impractical for the Fund to dispose of its securities or fairly determine the net asset value of the Fund; and (iv) during any other period permitted by the SEC for your protection.

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Barings Global Emerging Markets Equity Fund Prospectus
REDEMPTION OF SHARES

The Fund is intended for long-term investors and not for those who wish to trade frequently in shares of the Fund. The Fund believes that excessive short-term trading of shares of the Fund, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs and potential dilution in the value of shares.
The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase or exchange is not in the best interests of the Fund and to limit, delay or impose other conditions on purchases or exchanges. The Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase, exchange and redemption activities to assist in minimizing short-term trading. Pursuant to such policy, the Fund shareholder who, through one or more accounts, completes two round-trips within 90 days generally will be deemed to be market timing or trading excessively in Fund shares. “Two round-trips within 90 days” means either (1) a purchase of Fund shares followed by a redemption of Fund shares followed by a purchase followed by a redemption or (2) a redemption of Fund shares followed by a purchase of Fund shares followed by a redemption followed by a purchase, in either case with the final transaction in the sequence occurring within 90 days of the initial transaction in the sequence. Purchases and redemptions subject to the limitation include those made by exchanging to or from another Participating Fund.
Under the policy, the Fund or its Transfer Agent or principal underwriter has the right to reject or cancel a purchase order, suspend or terminate an exchange privilege or terminate the ability of an investor to invest in the Fund if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. The Fund and its principal underwriter use reasonable efforts to detect market timing and excessive trading activity, but they cannot ensure that they will be able to identify all cases of market timing and excessive trading.
The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the Fund are inherently subjective and will be made in a manner believed to be in the best interest of the Fund’s shareholders. The Fund does not have any arrangement to permit market timing.
The following Fund share transactions (to the extent permitted by the Fund’s prospectus) generally are exempt from the market timing and excessive trading policy described above because they generally do not raise market timing or excessive trading concerns:
•
transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividends or distributions, or initiated by the Fund (e.g., for failure to meet applicable account minimums);

•
transactions involving an exchange or conversion of shares of different classes of the Fund;

•
transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers.

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and Financial Intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the Fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the Fund and may increase costs to the Fund and interfere with efficient portfolio management.
Financial Intermediaries may impose short-term trading restrictions that differ from those of the Fund. Under policies adopted by the Board of Trustees, Financial Intermediaries are permitted to apply the Fund’s excessive trading policy (described above), or their own excessive trading policy as disclosed to the Fund. Any shareholder purchasing shares of the Fund through a Financial Intermediary should check with the Financial Intermediary or the Fund to determine whether the shares are subject to a short-term trading fee. In these cases, the Fund typically does not request or receive

31

Barings Global Emerging Markets Equity Fund Prospectus
REDEMPTION OF SHARES

individual account data but relies on the Financial Intermediary to monitor trading activity in good faith in accordance with its or the Fund’s policies. Reliance on Financial Intermediaries increases the risk that excessive trading may go undetected. For other Financial Intermediaries that have not established a trading activity policy, the Fund generally monitors trading activity at the omnibus account level to attempt to identify disruptive trades. The Fund may request transaction information, as frequently as daily, from any Financial Intermediary at any time, and may apply the Fund’s policy to transactions that exceed thresholds established by the Board of Trustees. There is no assurance that the Fund will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.
The Fund monitors aggregate trading activity of Financial Intermediary transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by a Financial Intermediary will lead to fund blocks and the wrap program will lose its qualified status. Financial Intermediary transactions are not matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions are subject to the Fund’s excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the Financial Intermediary directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by a Financial Intermediary who agrees to give the Fund sufficient information to permit the Fund to identify the individual accounts in the wrap program.
Redemptions, like purchases, may be made directly through the Fund or through retirement plans, broker-dealers and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing, redemption or service fee in connection with the redemption of shares.
If you hold your shares in an individual retirement account (“IRA”), you should consult a tax advisor concerning the current tax rules applicable to IRAs. Outlined below are the methods for redeeming shares:
METHOD	INSTRUCTIONS
Through your Financial Intermediary
Your Financial Intermediary can help you redeem shares on your behalf. To receive the current trading day’s price, your Financial Intermediary must receive your request in good order prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time. Your Financial Intermediary may charge you fees for executing the purchase for you.

By telephone	If you own your shares directly, you will automatically have the ability to redeem shares by telephone unless you specify otherwise on your account application.

You can elect to have your redemption proceeds sent by check to the address on your account or to the bank account previously designated on your account. If you wish to have redemption proceeds sent to a destination other than your bank account or address of record, a medallion signature guaranteed request must be submitted. Please see “Medallion Signature Guarantees” section in this Prospectus.

By mail	If you own your shares directly and you wish to submit your redemption request by mail, please send a letter of instruction or a completed Transaction Request Form to the address indicated below. 1
Please include your name, account number and sale amount in dollars or shares. Please ensure that each owner of the account signs the letter or form.

For security purposes, a medallion signature guarantee will be required if your written request is for an amount over $100,000, a change of address or bank account was received by the Fund’s transfer agent within the last 15 days, or the money is to be sent to a destination other than your bank account or address of record.

For more information on obtaining a medallion signature guarantee, see “Medallion Signature Guarantees” section in this Prospectus.

32

Barings Global Emerging Markets Equity Fund Prospectus
REDEMPTION OF SHARES

1.
Regular Mail: “Barings Funds Trust – (Fund Name),” Attn: Transfer Agent, P.O. Box 1920, Denver, CO 80201

Overnight Mail: “Barings Funds Trust – (Fund Name),” Attn: Transfer Agent, 1290 Broadway, Suite 1100, Denver, CO 80203.
Involuntary Redemption
The Fund may redeem all shares in your account (other than an IRA) if their aggregate value falls below the stated share class minimum as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least the stated share class minimum.
Redemption Proceeds
A redemption request received by the Fund will be effected at the net asset value per share next determined after the Fund receives the request in good order.
The Fund typically expects to send you payment for your shares the business day after your request is received in good order, although if you hold your shares through certain financial intermediaries or financial intermediary programs, the Fund typically expects to send payment for your shares within three business days after your request is received in good order. However, it is possible that payment of redemption proceeds may take up to seven days. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. Under normal circumstances, the Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed market conditions, the Fund may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time. The Fund has available an unsecured revolving credit facility (the “Redemption Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. Unless renewed, the Redemption Facility will terminate on June 30, 2018, and there can be no guarantee that it will be renewed.
To the extent consistent with applicable laws and regulations, the Fund reserves the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. In-kind redemptions are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of the large redemption on the Fund and its remaining shareholders. The Fund may be limited in its ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. Any in-kind redemption will be effected through a pro rata distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s net asset value. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash. You may incur brokerage and other transaction costs, and could incur a taxable gain or loss for income tax purposes when converting the securities to cash. The Fund has committed, in connection with an election under Rule 18f-1 under the Investment Company Act of 1940, to pay all redemptions of Fund shares by a single shareholder during any 90-day period in cash, up to the lesser of  (i) $250,000 or (ii) 1% of the Fund’s net assets measured as of the beginning of such 90-day period.
The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments when shareholder payment instructions are followed.
Medallion Signature Guarantee
A Medallion signature guarantee assures that a signature is genuine. It is intended to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. A signature guarantee is not the same as a notarized signature. You can obtain a signature guarantee from a bank or trust company, credit union, broker, dealer, securities exchange or association, clearing agency or savings association.

33

Barings Global Emerging Markets Equity Fund Prospectus
REDEMPTION OF SHARES

The guarantee must be a “Medallion Signature Guarantee” and must be signed in the name of the guarantor by an authorized person with that person’s title and the date. The Fund may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Call your financial institution to see if they have the ability to guarantee your signature.
To protect your accounts from fraud a medallion signature guarantee is generally required for:
•
Redemption requests of  $100,000 or more;

•
You would like a check made payable to anyone other than the shareholder(s) of record.

•
You would like a redemption made within 15 days of an address change or bank account change.

•
You would like a check mailed to an address other than the address of record.

•
You would like your redemption proceeds sent to a bank account other than a bank account of record.

The Fund reserves the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.
A signature guarantee may be refused. if any of the following is applicable:
•
It does not appear valid or in good form

•
The transaction amount exceeds the surety bond limit of the signature guarantee

•
The guarantee stamp has been reported as stolen, missing or counterfeit.

A Medallion Signature Guarantee may not be provided by a notary public.
Cost Basis Reporting
Upon the redemption or exchange of your shares in the Fund, the Fund or, if you purchase your shares through a Financial Intermediary, your Financial Intermediary generally will be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. Please contact the Fund at or consult your Financial Intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.
EXCHANGE OF SHARES

Shareholders of the Fund may exchange their Fund shares on any business day for shares of the same share class of any series of Barings Funds (a “Cross-Fund Exchange”) and such exchanges will be effected at the relative daily net asset values per share, plus any applicable redemption/exchange fee with respect to the exchanged shares (see “Redemption of Shares”). The exchange must meet the minimum purchase requirements of the Fund into which the shareholder is exchanging. Read the applicable Prospectus carefully before investing.
If the shares of the Fund that you are exchanging (the “Exchanged Shares”) are subject to a CDSC, you will not be charged that CDSC upon the Cross-Fund Exchange. However, when you sell the shares acquired through the exchange (the “Acquired Shares”), the shares sold may be subject to a CDSC, depending upon when you originally purchased the Exchanged Shares. For purposes of determining the applicability of a CDSC, the length of time you own your shares will be computed from the date of your original purchase of the Exchanged Shares (and includes the period during which the Acquired Shares were held), and the applicable CDSC will be based on the CDSC schedule of the Exchanged Shares.
Shareholders of the Fund may exchange their shares in a class of the Fund on any business day for shares of a different class of the same Fund (a “Same-Fund Exchange”) and such exchanges will be effected at the relative daily net asset

34

Barings Global Emerging Markets Equity Fund Prospectus
EXCHANGE OF SHARES

values per share (see “Redemption of Shares”). The exchange must meet the minimum purchase requirements of the share class into which the shareholder is exchanging. Read the Prospectus carefully before investing.
If the shares of the Fund that you are exchanging (the “Exchanged Shares”) are subject to a CDSC, you will be charged that CDSC upon the Same-Fund Exchange. For purposes of determining the applicability of a CDSC, the length of time you own your shares will be computed from the date of your original purchase of the Exchanged Shares.
Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Fund may reject any exchange request for any reason, including if they do not think that the exchange is in the best interests of the Fund and/or its shareholders. The Fund may also terminate your exchange privilege if the Manager determines that your exchange activity is likely to adversely impact its ability to manage the Fund or if the Fund otherwise determines that your exchange activity is contrary to their short-term trading policies and procedures.
Unless you are a tax-exempt investor or investing through a tax-advantaged retirement plan or other tax-advantaged arrangement, an exchange, other than a Same-Fund Exchange, is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes. A Same-Fund Exchange is not expected to result in your realization of a gain or loss for U.S. federal income tax purposes.
Share Certificates
The Fund does not issue share certificates.
Verification of Shareholder Transaction Statements
You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.
Non-receipt of Purchase Wire/ Insufficient Funds Policy
The Fund reserves the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. The Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.
NET ASSET VALUE

The net asset value of the Fund equals the total value of the Fund’s portfolio investments and other assets, less any liabilities. For purposes of calculating net asset value, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which market quotations are not readily available may be fair valued in good faith by reference to other securities or indexes, or otherwise, by the Fund’s valuation committee, consisting of Fund officers who are also employees of the Manager, pursuant to written policies adopted by, and under the supervision of, the Board of Trustees. The Fund generally uses pricing services to value most loans and other debt securities. The Fund may fair value loans or other securities pursuant to written policies adopted by, and under the supervision of, the Board of Trustees if approved pricing services do not recommend a value for such loans or other securities or the value recommended is deemed unreliable. Fair valuation also may be required due to material events that occur after the close of the relevant market but prior to the NYSE Close (as defined below).
Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Fixed income securities with a remaining maturity of 61 days or more are valued using values supplied by approved independent

35

Barings Global Emerging Markets Equity Fund Prospectus
NET ASSET VALUE

third-party pricing services or broker/dealers. In valuing securities, pricing services and broker/dealers may consider a variety of inputs and factors, including, but not limited to, proprietary models that may take into account market transactions in securities with comparable characteristics, yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flows.
Exchange-traded options, futures and options on futures are valued at the settlement price determined by the exchange. Non-listed over-the-counter options and futures are valued at the evaluated price provided by a counterparty or another broker/dealer.
Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. The Fund has implemented fair value pricing on a daily basis for securities of foreign issuers. The fair value pricing utilizes the quotations of an independent pricing service. Trading on foreign markets may also take place on days on which the U.S. markets and the Fund are closed.
The net asset value of the Fund’s shares are determined daily on any day that the NYSE is open, as of the close of regular trading on the NYSE that day (normally 4:00 p.m., Eastern time) (the “NYSE Close”). If the NYSE is scheduled to close early, the NYSE Close will be considered to be the time of the NYSE’s scheduled close. The Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as the NYSE Close for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Domestic debt securities or instruments and foreign securities or instruments are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agent after the Fund’s net asset value has been calculated on a particular day is not used to retroactively adjust the price of a security or the Fund’s net asset value determined earlier that day.
Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using the WM16 Rate provided by the WM Company for the Fund. As a result, the net asset value of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed.
In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value as determined in good faith by the Board of Trustees or the Fund’s Valuation Committee, generally based upon recommendations provided by the Manager and the sub-adviser. Fair valuation also may be required due to material events that occur after the close of the relevant market but prior to the NYSE Close.
DIVIDENDS AND DISTRIBUTIONS

The Fund shall declare a dividend daily based on the Manager’s projections of the Fund’s estimated net investment income and distribute such dividend monthly. The Fund shall pay any capital gain distributions on an annual basis. You may have dividends or capital gain distributions that are declared by the Fund automatically reinvested at net asset value in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or in Fund shares at the time you purchase your shares. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. Dividends and other taxable distributions are taxable to you even if they are reinvested in additional shares of the Fund. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment receive a price based on the net asset value per share on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or make any capital gain distributions.
TAX MATTERS

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Barings Global Emerging Markets Equity Fund Prospectus
TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to an investment in the Fund; it reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. For more detailed information regarding tax considerations, see the SAI. Other tax considerations may apply to particular investors, including shareholders that are not “United States persons” as defined in the Code. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign or other tax laws.
The Fund has elected or intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order for the Fund to qualify as a RIC, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax at the Fund level on income and gains that it distributes to shareholders. The Fund’s failure to qualify as a RIC would result in Fund-level taxation and, consequently, would likely materially reduce the investment return to shareholders.
For U.S. federal income tax purposes, Fund distributions are generally taxable as described herein, whether a shareholder receives them in cash or in additional shares of the Fund. (See “Dividends and Distributions” above.)
For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly reported by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gains from the sale of investments that the Fund owns or is considered to have owned for one year or less, or of gains characterized as market discount from the disposition of or payments on bonds are taxable to shareholders as ordinary income.
Dividends derived from “qualified dividend income” and properly reported as such by the Fund are taxed to individual shareholders at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Fund does not expect a significant portion of distributions to be derived from qualified dividend income.
A 3.8% Medicare contribution tax is generally imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, dividends, including capital gain dividends, paid by the Fund, and any net gain recognized on the sale or exchange of Fund shares.
The Fund provides shareholders with detailed federal tax information regarding distributions for each calendar year, early in the following year.
Dividends and distributions on Fund shares are generally subject to federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects unrealized gains or income or gains that are realized but not yet distributed.
Any gain or loss that results from the redemption of the Fund’s shares or exchange of the Fund’s shares for shares of another Participating Fund will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.
The Fund’s investments in foreign securities may be subject to foreign withholding taxes, which would reduce the Fund’s yield on those investments. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it pays. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions)

37

Barings Global Emerging Markets Equity Fund Prospectus
TAX MATTERS

for such amounts on your federal U.S. income tax return, subject to certain limitations. In addition, certain of the Fund’s investments, including certain debt instruments, derivatives, and foreign securities or foreign currencies, could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).
Backup withholding is generally required with respect to taxable distributions paid to any individual shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. Amounts withheld as a result of backup withholding are remitted to the U.S. Treasury but do not constitute an additional tax imposed on the shareholder; such amounts may be claimed as a credit on the shareholder’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.
MAILINGS TO SHAREHOLDERS

In order to reduce duplicative mail and expenses of the Fund, we may, in accordance with applicable law, send a single copy of the Fund’s Prospectus and shareholder reports to your household even if more than one family member in your household owns shares of the Fund. Additional copies of the Prospectus and shareholder reports may be obtained by calling 1-855-439-5459. If you do not want us to consolidate your Fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will furnish separate mailings, in accordance with instructions, within 30 days of your request.

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Barings Global Emerging Markets Equity Fund Prospectus
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each class of the Fund since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on a Fund share (assuming reinvestment of all dividends and distributions). The Fund does not have financial highlights because its shares were initially offered on or about the date of this Prospectus. Additional information about the Fund's investments will be available in the Fund's Annual Report and Semi-Annual Report to Shareholders when they are available.

39

300 South Tryon Street
Charlotte, NC 28202
1-855-439-5459

BARINGS FUNDS TRUST
Barings Global Emerging Markets Equity Fund
More information about Barings Global Emerging Markets Equity Fund, an investment portfolio of Barings Funds Trust (the “Trust”), is available without charge upon request through the following:
Statement of Additional Information (SAI):: The SAI, as it may be amended or supplemented from time to time, includes more detailed information about the Fund and is available, free of charge, on the Fund’s website at http://www.barings.com/funds/mutual-funds. The SAI is on file with the SEC and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Annual and Semi-Annual Reports:: Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports to shareholders, which will be available, free of charge, on the Fund’s website at http://www.barings.com/funds/mutual-funds. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last year, once available.
To Obtain More Information:
By Internet: http://www.barings.com/funds/mutual-funds
By Telephone:
1-855-439-5459 By Regular Mail:
Barings Funds Trust
c/o ALPS Fund Services, Inc.
Attn: Transfer Agent
P.O. Box 1920
Denver, CO 80201
For Overnight Mail:
Barings Funds Trust
c/o ALPS Fund Services, Inc.
1290 Broadway Street, Suite 1100
Denver, CO 80203
From the SEC:
You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about the Fund, from the EDGAR Database on the SEC’s website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-1520
The Trust’s Investment Company Act
Registration Number: 811-22845

Statement of Additional Information Dated [July 1], 2018
BARINGS FUNDS TRUST
BARINGS GLOBAL EMERGING MARKETS EQUITY FUND Class/Ticker: A/[ ], C/[ ], Y/[ ], I/[ ]
300 South Tryon Street
Charlotte, NC 28202
Telephone: 1-855-439-5459
This Statement of Additional Information (“SAI”) is not a prospectus but provides additional information that should be read in conjunction with Barings Global Emerging Markets Equity Fund’s (“Global Emerging Markets Equity Fund” or the “Fund”) Prospectus, dated [July 1], 2018, and any supplements thereto. Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual reports to shareholders once the Fund commences operations. The Fund’s financial statements are incorporated into this SAI by reference to the Fund’s most recent Annual Report to shareholders. Copies of the Fund’s Prospectus and Annual Report are available upon request, by calling the Fund at 1-855-439-5459, visiting the Fund’s website (http://www.barings.com/funds/mutual-funds) or writing to the Fund, at Barings Funds Trust, c/o ALPS Fund Services, Inc., Transfer Agent, P.O. Box 1920, Denver, CO 80201. Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s Prospectus.

i

THE FUND
The Fund is a non-diversified series of Barings Funds Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on May 3, 2013. The Fund offers four classes of shares: Class A, Class C, Class Y and Class I.
Barings LLC (“Barings” or the “Manager”) acts as investment manager to the Fund. Baring International Investment Limited (“BIIL” or the “Sub-Adviser”), a wholly-owned subsidiary of Barings, serves as the Fund’s sub-adviser.

DESCRIPTION OF PRINCIPAL INVESTMENT STRATEGIES AND RISKS
Global Emerging Markes Equity Fund seeks to achieve long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity and equity-related securities of issuers that are economically tied to one or more emerging market countries. In general, countries may be considered emerging markets if they are included in any one of the Morgan Stanley Capital Index ("MSCI") emerging markets indices. For purposes of the 80% policy discussed above, a determination that an issuer is economically tied to an emerging market country is based on factors including, but not limited to, whether the issuer is incorporated or listed in one or more emerging market countries, has a significant proportion of its assets or other interests in one or more emerging market countries, or carries on its principal business in or from one or more emerging market countries. The Fund may invest in all types of securities, many of which will be denominated in currencies other than the U.S. dollar. The securities may be listed on a U.S. or non-U.S. stock exchange or traded in U.S. or non-U.S. over-the-counter markets. In addition to common stocks, the Fund may also invest in other types of equity securities, such as depositary receipts (including American Depositary Receipts and Global Depositary Receipts) and participation rights. The Fund may also invest in fixed income securities and cash. Under normal market conditions, the Fund allocates its assets among various regions and countries (but in no less than three different countries) and invests at least 40% of its net assets in securities of non-U.S. issuers (or, if less, at least the percentage of net assets that is 10 percentage points less than the percentage of the Fund’s benchmark, which is the MSCI Emerging Markets (net) Index (the “Benchmark”), represented by non-U.S. issuers, as determined by the provider of the Benchmark). The Fund may invest in different regions, countries, industries and sectors. The Fund may invest without limit in Russia. The Fund may invest directly or indirectly in China through China A-Shares or China B-Shares. The Fund anticipates obtaining its exposure to China directly through investment in China A-Shares listed on the Shanghai Stock Exchange and Shenzhen Stock Exchange via the Connect Schemes. In selecting investments for the Fund, the Fund's sub-adviser, Baring International Investment Limited, evaluates investment opportunities on a company-by-company basis. This approach includes seeking to identify growth potential unrecognized by market participants through the analysis of factors such as the company's future financial performance, business model and management style, while incorporating wider economic and social trends. The sub-adviser monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security. These factors may vary in particular cases and may change over time. The Fund has the flexibility to achieve certain exposures through derivative transactions, which may create economic leverage in the Fund. The Fund may engage in derivative transactions to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities, currencies or commodities.
The following information supplements the discussion of the investment policies and strategies of the Fund described in the Fund’s Prospectus. In pursuing its objective, the Fund invests as described in the Prospectus and as described below with respect to the following investment policies and strategies.
Foreign (Non-U.S.) Securities
The Fund may invest in securities issued by foreign corporate or government issuers. Such foreign securities may be U.S. currency denominated or foreign currency denominated.
The Fund may invest in securities of issuers located in developed countries (regardless of the currency in which such securities are denominated) and of issuers located in “emerging market” countries.
Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting; auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country or other economic sanctions); political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on or proceeds from the disposition of those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Europe—Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, on June 23, 2016, voters in the United Kingdom approved withdrawal from the European Union. On March 29, 2017, the United Kingdom formally notified the European Council of its intention to leave the European Union; as a result, the United Kingdom will remain a member state, subject to European Union law with privileges to provide services under the single market directives, for at least two years from that date. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the European Union may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.
The Fund’s investments in foreign currency-denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes and avoid an entity-level tax.
Emerging Markets Securities
The Fund may invest in instruments it deems are economically tied to an emerging market country if: (i) the issuer is the government (or any political subdivision, agency, authority or instrumentality of such government) of the country; (ii) it is principally traded on the country’s securities markets; or (iii) the issuer is organized or principally operates in the country, derives 50% or more of its income from its operation within the country, or has 50% or more of its assets in the country. With respect to derivative instruments, generally such instruments are treated as economically tied to emerging market countries if the underlying assets are, or the performance of the instrument is otherwise determined with reference to, currencies of emerging market countries (or baskets or indexes of such currencies), interest rates that are associated with an emerging market country, or instruments or securities that are issued by governments or issuers organized under the laws of an emerging market country. The Sub-Adviser considers emerging market countries to include any country that is included in any one of the MSCI emerging markets indices, and a country considered by the Sub-Adviser to be equivalent to such countries.
Equity Securities
Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast- growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.
Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants, which are discussed elsewhere in the Prospectus and this SAI. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.
Preferred Stocks
The Fund may invest in preferred stocks. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. As described below, the Fund may invest in preferred stocks that pay fixed or adjustable rates of return. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.
Convertible Securities and Synthetic Convertible Securities
The Fund may invest in convertible securities, which are bonds, debentures, notes or other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities.
A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation.
Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of convertible securities may tend to cushion the securities against declines in the price of the underlying asset. However, the income component of convertible securities will typically cause fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives.

The Fund may invest in so-called “synthetic convertible securities,” which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option. The synthetic convertible security differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible security comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its debt component and its convertible component. For this reason, the values of a synthetic convertible security and a true convertible security may respond differently to market fluctuations.
Warrants and Rights
Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock. Warrants and rights may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights, such as when there is no movement in the market price or the market price of such securities declines.
Foreign Currency Transactions
The Fund also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “— Derivative Instruments” below), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency exchange contracts (“forwards”) with terms generally of less than one year. The Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.
A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes are covered by the segregation of assets of the Fund determined to be liquid by the Manager or the Sub-Adviser in accordance with procedures established by the Board, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards are used primarily to adjust the foreign exchange exposure of the Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:
Lock In. When the Manager or the Sub-Adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.
Direct Hedge. If the Manager or the Sub-Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Manager or the Sub-Adviser believes that the Fund can benefit from price appreciation in a given country’s debt obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in the value of the foreign security.

Proxy Hedge. The Manager or the Sub-Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.
Tax Consequences of Hedging. Under applicable tax law, the Fund’s hedging activities may result in the application of the mark-to-market and straddle provisions, among other provisions, of the Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income.
Foreign Currency Exchange-Related Securities
Foreign Currency Warrants. Foreign currency warrants, such as Currency Exchange WarrantsSM (“CEWsSM”), are warrants that entitle their holders to receive from their issuer an amount of cash (generally, for warrants issued in the U.S., in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specific date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of the prospective purchasers of the securities, is inherent in the international debt obligation marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplement payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time values” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of government or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
Derivative Instruments
In pursuing its investment objectives, the Fund may use derivatives for hedging purposes or for speculative purposes — as substitutes for investments in securities in which the Fund can invest — as part of the Fund’s investment strategies to increase return for the Fund. The Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate, index, or other futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging or risk management purposes or as part of its overall investment strategy in an attempt to increase return. The Fund also may enter into swap agreements with respect to interest rates, currencies, securities indexes and other assets and measures of risk or return. If other types of financial instruments, including other types of swaps, options, futures contracts or futures options are traded in the future, the Fund may also use those instruments, provided that the Board determines that their use is consistent with the Fund’s investment objectives. The Fund may invest in derivatives without limit for hedging or investment-related purposes.
The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Manager or the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.
The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Manager or the Sub-Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. Income earned by the Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited.
Options on Securities, Swap Agreements and Indexes. The Fund may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer. An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities, or certain economic indicators.)
In the case of a call option on a debt obligation or other security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Manager or the Sub-Adviser in accordance with procedures established by the Board, in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund segregates assets determined to be liquid by the Manager or the Sub-Adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Manager or the Sub-Adviser in accordance with procedures established by the Board. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Manager or the Sub-Adviser in accordance with procedures established by the Board equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Manager or the Sub-Adviser in accordance with procedures established by the Board.
If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a short-term capital gain equal to the premium the Fund received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a short-term capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.
The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a short-term capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a short-term capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a short-term capital gain or, if it is less, the Fund will realize a short-term capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.
The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”
Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.
If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.
Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options.
Futures Contracts and Options on Futures Contracts. The Fund may invest in interest rate futures contracts and options thereon (“futures options”). The Fund may also purchase and sell futures contracts on debt obligations (to the extent they are available) and U.S. Government and agency securities, as well as purchase put and call options on such futures contracts.
A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (“GNMA”) Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. Other futures contracts may be developed and traded in the future.
The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.
The Fund may close open positions on the futures exchanges on which index futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Because the specific procedures for trading foreign stock index futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time the Fund purchases such instruments. Positions in Index Futures may be closed out by the Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which index futures operate. The S&P 100 Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The S&P 100 Index future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of  $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of  $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of  $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of  $2).
The Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system, and the Fund may also enter into over-the-counter options on futures contracts.
When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its clearing broker a specified amount of assets determined to be liquid by the Manager or the Sub-Adviser in accordance with procedures established by the Board (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund earns taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.
The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.
Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.
Straddles of Futures. The Fund may write straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient liquid assets are segregated to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In these cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.” Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
The Manager has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the Commodity Futures Trading Commission (“CFTC”). Even though the Manager is currently registered as a CPO with the CFTC, the Manager does not act in a registered capacity as a CPO with respect to the Fund. In the event that the Fund’s investments in derivative instruments regulated under the CEA (“commodity interests”), including futures, swaps and options, exceed the thresholds set forth in Rule 4.5, the Manager may be required to register as a CPO with the CFTC as it relates to the Fund. The Fund’s eligibility to claim the exclusion will be based upon the level and scope of its investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. For example, Rule 4.5 requires a fund with respect to which the operator is claiming the exclusion to, among other things, satisfy one of the two following trading thresholds: (i) the aggregate initial margin and premiums required to establish positions in commodity interests cannot generally exceed 5% of the liquidation value of a fund’s portfolio, after taking into account unrealized profits and unrealized losses; or (ii) the aggregate net notional value of commodity interests not used solely for “bona fide hedging purposes,” determined at the time the most recent position was established, cannot generally exceed 100% of the liquidation value of a fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into. The Fund currently intends to operate in a manner that would permit the Manager to continue to claim the exclusion under Rule 4.5 (the “4.5 limits”), which may adversely affect the Manager’s ability to manage the Fund under certain market conditions and may adversely affect the Fund’s total return. There can be no assurance that the Fund’s activities will remain within the 4.5 limits at any time. In the event the Manager is required to register with the CFTC as a CPO with respect to the Fund, the Fund will become subject to additional recordkeeping, disclosure and reporting requirements, which may increase the Fund’s expenses, adversely affecting the Fund’s return. Additionally, even though the Manager is also currently registered as a “commodity trading advisor” (“CTA”) with the CFTC, the Manager relies on an exemption from registration as a CTA under CFTC Rule 4.14(a)(8), such that the Manager does not act in a registered capacity as a CTA with respect to the Fund.
The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability, or utility otherwise adversely affect their performance or disrupt markets.
Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or are proposed to be taken are new limits and reporting requirements for speculative positions, particularly in the energy markets, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of the instruments in which the Fund invests.
Limitations on Use of Futures and Futures Options. When purchasing a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Manager or the Sub-Adviser in accordance with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.
When selling a futures contract, the Fund will segregate (and mark to market on a daily basis) assets determined to be liquid by the Manager or the Sub-Adviser in accordance with procedures established by the Board, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the Fund segregates the difference in liquid assets).
When selling a call option on a futures contract, the Fund will segregate (and mark to market on a daily basis) assets determined to be liquid by the Manager or the Sub-Adviser in accordance with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.
When selling a put option on a futures contract, the Fund will segregate (and mark to market on a daily basis) assets determined to be liquid by the Manager or the Sub-Adviser in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.
To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund’s obligations under futures contracts and related options, such use will not eliminate the leverage risk arising from such use, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. The requirements for qualification as a “regulated investment company” under the Code also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See “Tax Matters.”
Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings of debt obligations. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
Forward Foreign Currency Exchange Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.
By entering into a forward foreign currency exchange contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risks arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances. Also, such hedging transactions may not be successful.
The Fund may also enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund. The Fund may additionally enter into forward contracts to protect against anticipated changes in future foreign currency exchange rates. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund may also use related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.
Unlike futures contracts, forward contracts:
(i)
do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

(ii)
are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts, which are traded only on exchanges regulated by the CFTC;

(iii)
do not require an initial margin deposit; and

(iv)
may be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Certain Consequences of Hedging. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund’s dividend distribution and are not reflected in its yield. Under applicable tax law, the Fund’s hedging activities may result in the application of the mark-to-market and straddle provisions of the Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income. See “Tax Matters.”

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.
Swap Agreements. The Fund may enter into swap agreements with respect to interest rates, currencies, indexes of securities and other assets or measures of risk or return. The Fund may also enter into options on swap agreements (“swaptions”). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may use interest rate caps, floors and collars in connection with its leveraging strategies. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions.
Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). The Fund may use swap agreements to add leverage to the portfolio. The Fund, except with regard to credit default swaps, as described below, will cover any accrued but unpaid net amounts owed to a swap counterparty through the segregation of assets determined to be liquid by the Manager or the Sub-Adviser in accordance with procedures established by the Board. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restrictions concerning senior securities and borrowings.
Whether the Fund’s use of swap agreements or swaptions is successful in furthering its investment objectives depends on the Manager’s or the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
Certain Interest Rate Transactions. As described above, the Fund may enter into interest rate swaps and caps. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that may be structured so as to approximate the Fund’s variable rate payment obligation on any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund may use interest rate swaps or caps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the shares as a result of the Fund’s investments and capital structure, and may also use these instruments for other hedging purposes.
Credit Default Swaps
The Fund may enter into credit default swap contracts to obtain exposure to particular issuers. For hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. Purchasing credit default swaps would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.
Total Return Swaps
The Fund may enter into total return swaps to add leverage to its portfolio and to transfer risk. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying assets, which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying assets.
Other Investment Companies
The Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objectives and policies. The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, during periods when there is a shortage of attractive equity securities available in the market, or when the Manager or the Sub-Adviser believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by the Manager or the Sub-Adviser or their affiliates. As a stockholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Shareholders therefore would be subject to duplicative expenses to the extent a Fund invests in other investment companies. The Manager or the Sub-Adviser takes expenses into account when evaluating the investment merits of an investment in an investment company relative to available investments in loans, high-yield bonds and other securities. In addition, the securities of other investment companies may be leveraged and may therefore be subject to the same leverage risks described herein. As described in the section entitled “Borrowing and Leverage” below, the net asset value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.
The Trust considers the series of MassMutual Premier Funds, MML Series Investment Fund and MML Series Investment Fund II for which Barings serves as sub-adviser and MML Investment Advisers, LLC serves as manager to be part of the “same group of investment companies” under Section 12(d)(1)(G) of the Investment Company Act of 1940, as amended, for the purchase of other investment companies.
Borrowing and Leverage
The Fund may borrow money up to 33⅓% of its total assets (including the amount borrowed) at the time the borrowing is made from banks (including its custodian bank) or from other lenders. In the event the Fund’s borrowings exceed 33⅓% of its total assets, the Fund will, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe, reduce its borrowings to no more than 33⅓% of its total assets. To reduce its borrowings, the Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is the Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial.
As described in the Prospectus, the Fund may enter into transactions that may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, derivatives and when-issued, delayed delivery or forward commitment transactions. The Fund will segregate liquid assets against or otherwise cover its future obligations under such transactions, to the extent required by applicable law.
The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund can be viewed as constituting a form of  “senior security” of the fund for purposes of the 1940 Act. These transactions may include selling securities short, buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in when-issued, delayed-delivery, forward-commitment or reverse repurchase transactions and other trading practices that have a leveraging effect on the capital structure of a fund or may be viewed as economically equivalent to borrowing. As described above, the Fund will cover its commitment under these instruments by the segregation of assets determined to be liquid by the Manager or the Sub-Adviser in accordance with procedures adopted by the Board, equal in value to the amount of the Fund’s commitment, or by entering into offsetting transactions or owning positions covering its obligations. Such procedures adopted by the Board are based upon published guidance of the staff of the SEC with respect to segregation and coverage. In such cases, the instruments will not be considered “senior securities” under the 1940 Act for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that any use of repurchase agreements, borrowings or other forms of leverage (such as the use of derivatives strategies) will result in a higher yield on Fund shares. Once leverage is used, the net asset value of the shares and the yield to shareholders will be more volatile. See “Other Investment Strategies and Risks — Leverage Risk” in the Fund’s Prospectus. In addition, fees and expenses of repurchase agreements and borrowings and other forms of leverage incurred by the Fund are borne entirely by the shareholders and will result in a reduction of the net asset value of the shares.
The Board generally oversees the use by the Manager or the Sub-Adviser of leverage for the Fund.
Non-Diversification
The Fund is a “non-diversified” investment company, which means that the Fund may invest a greater percentage of its assets in the securities of fewer issuers than may investment companies that are “diversified.” See “Description of Principal Risks — Non-Diversification Risk” in the Fund’s Prospectus. To

avoid concentrating its investments in a particular industry, the Fund does not invest 25% or more of its total assets in any single industry.
DESCRIPTION OF NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS
Securities Lending
Subject to the Fund’s “Investment Restrictions” listed below, the Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions amounting to no more than one-third of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Manager or the Sub-Adviser to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. The Fund may invest cash collateral received or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.
Short Sales Against-the-Box
The Fund may engage in short sales for hedging purposes or to enhance total return. Short sales may also be made “against-the-box,” which means that the Fund has an offsetting long position in the asset that it is selling short. When the Fund’s portfolio managers believe that the price of a particular security held by the Fund may decline, the Fund may make “short sales against-the-box” to hedge any unrealized gain on such security. Selling short against-the-box involves selling a security that the Fund owns for delivery at a specified date in the future.The Fund may also be required to pay a premium for short sales, which would partially offset any gain.
Illiquid Securities
The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these privately-placed securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.
In October 2016, the SEC adopted a liquidity risk management rule that will require the Fund to establish a liquidity risk management program by December 1, 2018. The impact the rule will have on the Fund, and on the open-end fund industry in general, is not yet known, but the rule could impact the Fund’s performance and its ability to achieve its investment objective(s).
Initial Public Offerings
The Fund may purchase securities in initial public offerings (“IPOs”). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of accounts to which IPO securities are allocated increases, the number of securities issued to any one account (including the Fund) may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, if the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Portfolio Trading and Turnover Rate
Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Manager or the Sub-Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, or to recognize a gain.
Rule 144A Securities
The Fund may invest in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (“Rule 144A Securities”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under that Act.
Short-Term Investments / Temporary Defensive Strategies
When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its total assets in defensive investments. Such investments may include fixed-income securities, high quality money market instruments, cash and cash equivalents. The Manager or the Sub-Adviser may make these investments or increase its investment in these securities when it is unable to find enough attractive long-term investments, to reduce exposure to the Fund’s primary investments when the Manager or the Sub-Adviser believes it is advisable to do so, or to meet anticipated levels of redemption. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns. Temporary defensive investments may limit the Fund’s ability to meet its investment objective.
PORTFOLIO TURNOVER
A change in the securities held by the Fund is known as “portfolio turnover.” Barings manages the Fund without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Transactions in the Fund’s portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders when distributed to them at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less.

INVESTMENT RESTRICTIONS
The investment restrictions below have been adopted by the Board. Fundamental policies of the Fund may be changed only with the approval of a “vote of a majority of the outstanding voting securities” of the Fund. A “vote of a majority of the outstanding voting securities” of the Fund means the lesser of  (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares. The Fund continuously monitors its borrowings and illiquid securities holdings. Except for the limitation on investment in illiquid securities and borrowings, the percentage limitations contained in the policies below or elsewhere in the Fund’s Prospectus or this SAI apply at the time of purchase of the securities, and will not be considered violated unless an excess or deficiency, as applicable, exists immediately after and as a result of, a purchase of securities. If the value of the Fund’s holdings of illiquid securities at any time exceeds 15% of its net assets, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity including the orderly sale of illiquid securities.
Fundamental Investment Restrictions
Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding shares voting together as a single class:
(1)
Concentrate its investments in a particular industry. The Fund would be deemed to “concentrate” in a particular industry if it invested 25% or more of its total assets in that industry. The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

(2)
Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(3)
Purchase physical commodities, except that the Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts).

Note: The Fund may purchase, sell, or enter into derivatives and derivatives transactions of any kind consistent with its investment policies described in the Prospectus or elsewhere in this SAI from time to time, including, without limitation, swaps, options, futures contracts, options on futures contracts, and forward contracts.
(4)
Issue senior securities or borrow money, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(5)
Make loans, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)
Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Non-Fundamental Investment Restrictions
The Fund is also subject to the following non-fundamental investment restrictions and policies that may be changed by the Board without shareholder approval.
(1)
The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments that are illiquid; and

(2)
The Fund may pledge, mortgage, hypothecate, or otherwise encumber any of its assets to secure borrowings permitted by fundamental investment restriction (4); provided that such amount shall not exceed one-third of its total assets.

Notes to Fundamental and Non-Fundamental Investment Restrictions
The following commentary is intended to help investors better understand the meaning of the Fund’s fundamental and non-fundamental policies by briefly describing limitations, if any, imposed by the 1940 Act. References to the 1940 Act below encompass rules, regulations and orders issued by the SEC and, to the extent deemed appropriate by the Fund, interpretations and guidance provided by the SEC staff. These descriptions are intended as brief summaries of such limitations as of the date of this SAI; they are not comprehensive and they are qualified in all cases by reference to the 1940 Act (including any rules, regulations or orders issued by the SEC and any relevant interpretations and guidance provided by the SEC staff). These descriptions are subject to change based on evolving guidance by the appropriate regulatory authority and are not part of the Fund’s fundamental and non-fundamental policies.
For purposes of fundamental investment restriction (1), Barings determines industry categories and assigns issuers to them based on a variety of considerations, including relevant third-party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.
For purposes of fundamental investment restriction (4) and non-fundamental investment restriction (2), the 1940 Act currently permits an open-end investment company to borrow money from a bank so long as immediately after any such borrowing the ratio that the value of the total assets of the investment company (including the amount of such borrowing), less the amount of all liabilities and indebtedness (other than any borrowings) of the investment company, bears to the amount of all borrowings is at least 300%.
Under the 1940 Act, the Fund may not issue senior securities or borrow in excess of 33 1∕3% of the Fund’s total assets (including the proceeds of any such borrowing). Under the 1940 Act, a “senior security” does not include any loan made for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.
To the extent the Fund segregates against its commitment under a reverse repurchase agreement or derivative instrument liquid assets equal in value to the amount of the Fund’s commitment, such instrument will not be considered a “senior security” for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund.
For purposes of fundamental investment restriction (5), the 1940 Act currently prohibits the Fund from lending money or property to any person, directly or indirectly, if such person controls or is under common control with the Fund, except for a loan from the Fund to a company that owns all of the outstanding securities of the Fund, except directors’ qualifying shares.
MANAGEMENT
The business of the Fund is managed under the direction of the Fund’s Board (the trustees on the Board are herein referred to as the “Trustees”). Subject to the provisions of the Fund’s Agreement and Declaration of Trust (the “Declaration”), its Bylaws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund’s officers.
The Trustees and officers of the Fund, their ages, the position they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex (as defined in SEC regulations) that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s).
Interested Trustee
Currently, one Trustee is treated as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund.

Name, Address and Age	Position(s) Held with Fund	Term of Office(*) and Length of Time Served(**)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Thomas M. Finke Age: 53 300 S. Tryon St. Suite 2500 Charlotte, NC 28202	Trustee	Indefinite; Trustee since 2013	Chairman and Chief Executive Officer (since 2008), Member of the Board of Managers (since 2006), President (2007 – 2008), Managing Director (2002 – 2008), Barings; Chief Investment Officer and Executive Vice President (2008 – 2011), Massachusetts Mutual Life Insurance Company.	10	Trustee (since 2013), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Chairman (2012-2015), Director (since 2008), Barings (U.K.) Limited (investment advisory firm); Director (since 2008), Barings Guernsey Limited (holding company); Vice Chairman and Manager (since 2011), MM Asset Management Holding LLC (holding company); Director (since 2004), Jefferies Finance LLC (finance company); Chairman and Director (2012-2015), Barings Global Advisers Limited (investment advisory firm); Manager (2011-2016), Wood Creek Capital Management, LLC (investment advisory firm); Chairman and Manager (2007-2016), Barings Real Estate Advisers LLC (real estate advisory firm); Manager (2007-2015), Credit Strategies Management LLC (general partner of an investment fund); Manager (since 2005), Loan Strategies Management, LLC (general partner of an investment fund); Manager (since 2005), Jefferies Finance CP Funding LLC (investment company); Manager (2004-2012), Class C Member LLC (equity holding company).
Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office(*) and Length of Time Served(**)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Rodney J. Dillman Age: 65 300 S. Tryon St. Suite 2500 Charlotte, NC 28202	Trustee, Chairman	Indefinite; Trustee since 2013	Retired (since 2012); Deputy General Counsel (2011-2012), Senior Vice President (2008-2012), Vice President (2000-2008), Massachusetts Mutual Life Insurance Company; Member of the Board of Directors and President (2008-2011), MassMutual International LLC; General Counsel (2006-2008), Babson Capital Management LLC (currently known as Barings LLC).	10	Trustee (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Director (2016-2017), Social Reality, Inc. (digital platform technology and management software company for internet advertising).

Name, Address and Age	Position(s) Held with Fund	Term of Office(*) and Length of Time Served(**)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Dr. Bernard A. Harris, Jr. Age: 61 300 S. Tryon St. Suite 2500 Charlotte, NC 28202	Trustee	Indefinite; Trustee since 2013	Chief Executive Officer and Managing Partner (since 2002), Vesalius Ventures, Inc.; Director and President (since 1998), The Space Agency; President (since 1999), The Harris Foundation; Clinical Scientist, Flight Surgeon and Astronaut (1986-1996), NASA.	10	Trustee (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Director (since 2016), AIMIS, Inc. (American Institute of Minimally Invasive Surgery, an educator of advanced surgical techniques for women’s health specialists); Trustee (since 2011), Salient Midstream & MLP Fund and Salient MLP & Energy Infrastructure Fund; Trustee (since 2010), Salient Absolute Return Fund; Director (since 2009), Monebo Technologies Inc. (medical technology design company); Director (since 2009), The Endowment Funds (TEF); Director (since 2008), US Physical Therapy (USPH); Director (since 2012), E-Cardio, Inc. (provides services for cardiac monitoring).
Thomas W. Okel Age: 54 300 S. Tryon St. Suite 2500 Charlotte, NC 28202	Trustee	Indefinite; Trustee since 2013	Executive Director (since 2011), Catawba Lands Conservancy; Global Head of Syndicated Capital Markets (1998-2010), Bank of America Merrill Lynch.	10	Trustee (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings), Trustee (since 2015), Horizon Funds (mutual fund complex, 5 portfolios).
Cynthia R. Plouché Age: 60 300 S. Tryon St. Suite 2500 Charlotte, NC 28202	Trustee	Indefinite; Trustee since August 2017	Assessor (since 2014), Moraine Township (property assessment); Senior Portfolio Manager (2006-2012), Williams Capital Management, LLC (asset management).	10	Trustee (since August 2017), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Trustee (since 2014), Northern Funds (mutual fund complex, 42 portfolios) and Northern Instutional Funds (mutual fund complex, 7 portfolios); Trustee (2001-2017), AXA Premier VIP Trust (mutual fund complex).
Martin A. Sumichrast Age: 51 300 S. Tryon St. Suite 2500 Charlotte, NC 28202	Trustee	Indefinite; Trustee since 2013	Vice Chairman, Managing Partners and Principal (since 2013), Stone Street Partners, LLC (merchant banking); Managing Director (2012-2013), Washington Capital, LLC (family office); Managing Director (2002-2012), Lomond International (business advisory firm).	10	Trustee (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Chairman and Director (since 2014), Kure Corp. (retail); Director (since 2014), Jadeveon Clowney Help-In-Time Foundation; Director (2015-2017), Social Reality, Inc. (digital platform technology and management software company for internet advertising); Chief Executive Officer (since 2016), Director (since 2015), Level Brands (a retail/e-commerce beauty investment/management

Name, Address and Age	Position(s) Held with Fund	Term of Office(*) and Length of Time Served(**)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
company).

*
Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**
Indicates the earliest year in which the Trustee became a board member for a fund in the Trust.
Officers
Name, Address and Age	Position With The Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Duncan Robertson Age: 48 300 S. Tryon St. Suite 2500 Charlotte, NC 28202	President	Since 2016	Vice President (2014-2016), Barings Funds Trust; Head of Global Business Development Group (since 2016), Managing Director (since 2008), Barings; President (since 2016), Barings Securities LLC (registered broker-dealer).
Carlene Pollock Age: 50 300 S. Tryon St. Suite 2500 Charlotte, NC 28202	Chief Financial Officer	Since 2016	Assistant Treasurer (2015-2016), Barings Funds Trust; Director (since 2015), Barings; Director (2013-2015), Corrum Capital Management (investment adviser); Vice President (2008-2013), Bank of New York Mellon (third party administrator); Chief Financial Officer (since 2016), Assistant Treasurer (2015-2016), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings).
Lesley Mastandrea Age: 40 300 S. Tryon St. Suite 2500 Charlotte, NC 28202	Treasurer	Since 2016	Managing Director (since 2014), Director (2007-2014), Associate Director (2006-2007), Barings; Treasurer (since 2016), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings).
Paul J. Thompson Age: 46 300 S. Tryon St. Suite 2500 Charlotte, NC 28202	Vice President	Since 2013	Chief Financial Officer (since 2015), Chief Operating Officer (since 2010) and Head of Global Investment Services (since 2010), Head of Operations and Portfolio/Client Services (2002-2010), Managing Director (since 2008), Barings.
Melissa LaGrant Age: 44 300 S. Tryon St. Suite 2500 Charlotte, NC 28202	Chief Compliance Officer	Since 2013	Managing Director (since 2005), Barings; Chief Compliance Officer (since 2013), Barings Finance LLC; Chief Compliance Officer (since 2006), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Chief Compliance Officer (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings).
Janice M. Bishop Age: 53 300 S. Tryon St. Suite 2500 Charlotte, NC 28202	Vice President, Secretary and Chief Legal Officer	Since 2013	Senior Counsel and Managing Director (since 2014), Counsel (2007-2014), Barings; Vice President, Secretary and Chief Legal Officer (since 2015), Associate Secretary (2008-2015), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Vice President, Secretary and Chief Legal Officer (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Vice President and Secretary (since 2015), Assistant Secretary (2008-2015), CI Subsidiary Trust and PI Subsidiary Trust.
Michelle Manha Age: 45 300 S. Tryon St. Suite 2500 Charlotte, NC 28202	Assistant Secretary	Since 2013	Associate General Counsel and Managing Director (since 2014), Counsel (2008-2014), Barings; Assistant Secretary (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings).
Kristin Goodchild Age: 32 300 S. Tryon St. Suite 2500 Charlotte, NC 28202	Assistant Secretary	Since 2015	Counsel (since 2016), Senior Paralegal (2013-2016), Paralegal (2008-2012), Barings; Assistant Secretary (since 2015), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Associate Secretary (since 2015), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies

Name, Address and Age	Position With The Trust	Term of Office(*) and Length of Time Served	Principal Occupation(s) During Past 5 Years
advised by Barings); Assistant Secretary (since 2015), CI Subsidiary Trust and PI Subsidiary Trust.

*
Officers will hold their position with the Trust until a successor is duly elected and qualified. Officers are generally elected annually by the Board. The officers were last elected on August 3, 2017.
For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Funds are listed in the following table:
Name	Positions Held with Affiliated Persons or Principal Underwriters of the Fund
Thomas M. Finke	Chairman, Member of the Board of Managers and Chief Executive Officer of Barings; Trustee of Barings Global Short Duration High Yield Fund; Director of Barings (U.K.) Limited and Barings Guernsey Limited; Vice Chairman and Member of the Board of Managers of MM Asset Management Holding LLC
Duncan Robertson	Managing Director and Head of Barings’ Global Business Development Group; President of Barings Securities
Carlene Pollock	Director and Member of Barings’ Client and Portfolio Services Team; Chief Financial Officer of Barings Global Short Duration High Yield Fund
Lesley Mastandrea	Managing Director of Barings’ Global Investor Services Group; Treasurer of Barings Global Short Duration High Yield Fund
Paul J. Thompson	Chief Financial Officer, Chief Operating Officer, Head of Global Investment Services and Managing Director of Barings
Melissa LaGrant	Managing Director of Barings’ Compliance and Risk Management group; Chief Compliance Officer of Barings Finance LLC, Barings Global Short Duration High Yield Fund, Barings Corporate Investors and Barings Participation Investors
Janice M. Bishop	Senior Counsel and Managing Director for the Investment Law Group at Barings; Vice President, Secretary and Chief Legal Officer of Barings Corporate Investors and Barings Participation Investors; Secretary and Chief Legal Officer of Barings Global Short Duration High Yield Fund
Michelle Manha	Associate General Counsel and Managing Director for the Investments Law Group at Barings; Assistant Secretary of Barings Global Short Duration High Yield Fund
Kristin Goodchild	Counsel for the Investments Law Group at Barings; Assistant Secretary of Barings Global Short Duration High Yield Fund; Associate Secretary of Barings Corporate Investors and Barings Participation Investors
Role of the Board, Leadership Structure and Risk Oversight
The Role of the Board. The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities. Like most registered investment companies, the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Manager, the Sub-Adviser, underwriter (as defined below under “Distributor”), administrator, custodian and transfer agent, each of which is discussed in greater detail in the Prospectus or in this SAI. The Board has appointed senior employees of the Manager as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s operations. The Board receives regular reports from these officers and service providers regarding the Fund’s operations. For example, the Chief Financial Officer provides reports as to financial reporting matters and investment personnel report on the performance of the Fund’s portfolios. The Board has appointed a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. These reports are generally provided as part of formal in-person Board meetings which are typically held quarterly and involve the Board’s review of, among other items, recent Fund operations. The Fund’s management also provides periodic updates between meetings.

Board Structure and Leadership. The Board consists of six Trustees. Mr. Dillman (Chair), Dr. Harris, Mr. Okel, Ms. Plouché and Mr. Sumichrast are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). Mr. Finke is an “interested person” of the Fund because of his affiliation with Barings. As noted above, the Trustees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers for the Fund and review the Fund’s performance. The Board also has an Audit Committee that is comprised of Dr. Harris (Chair), Mr. Okel and Mr. Sumichrast. The Board also has a Nominating and Governance Committee that is comprised of Mr. Sumichrast (Chair), Mr. Dillman and Ms. Plouché.
Mr. Dillman serves as Chairman of the Board. However, because much of the Board’s work is done at the Board (rather than the Committee) level, each Trustee participates in the full range of the Board’s oversight duties, including oversight of the risk management process. See “— Board Oversight of Risk Management” below.
The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Trust’s current operations. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics. These characteristics include: (i) Barings’ role in the operation of the Trust’s business; (ii) the extent to which the work of the Board is conducted by all of the Independent Trustees; (iii) the extent to which the Independent Trustees meet as needed in the absence of members of management and members of the Board who are “interested persons” of the Fund; and (iv) Mr. Dillman’s former role with the Manager, and Mr. Finke’s role as Chief Executive Officer of the Manager, which enhance the Board’s understanding of the operations of the Manager and of the Fund.
Audit Committee. The Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, considers the selection of independent public accountants for the Fund and the scope of the audit, approves all significant services proposed to be performed by those accountants on behalf of the Funds, and considers other services provided by those accountants to the Fund, the Manager, the Sub-Adviser and the possible effect of those services on the independence of those accountants.
Nominating and Governance Committee. The purposes of the Nominating and Governance Committee are, among other things, to identify and nominate individuals to become Independent Trustees of the Board, to monitor and evaluate the structure, membership, size, compensation and procedures of the Board and all Board committees and to make recommendations to the Board on corporate governance matters. The Nominating and Governance Committee will consider nominees for Trustee recommended by shareholders of the Fund provided that such recommendations are submitted by the date disclosed in the Fund’s proxy statement, if any, and otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Board Oversight of Risk Management. As described above, the Board’s role is one of oversight, rather than active management. This oversight extends to the Trust’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Trust. For example, the Manager, the Sub-Adviser and other service providers to the Trust are primarily responsible for the management of the Trust’s investment risks. The Board has not established a formal risk oversight committee; however, much of the regular work of the Board and its standing committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Trust, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.
As described above, the Board receives a wide range of reports on the Trust’s activities from the Manager, the Sub-Adviser and other service providers, including reports regarding the Fund’s investment portfolios, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board also meets periodically with the Fund’s Chief Compliance Officer to receive reports regarding the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures, and meets with the Fund’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Fund. The Board’s Audit Committee also meets regularly with the Chief Financial Officer and Fund’s independent public accounting firm to discuss, among other things, the internal control structure of the Fund’s financial reporting function. The Board also meets periodically with the portfolio managers of the Fund to receive reports regarding the management of the Fund, including its investment risks. No historical information regarding metings of the Board is given because the Fund is newly offered.
Qualifications of Trustees
The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Fund should so serve. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on other boards of directors (including boards of other investment companies); and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.
The following summarizes each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that each individual should serve on the Board.
Mr. Dillman — Mr. Dillman brings over 15 years of experience in investment management, global business development, global political and economic risk management, international acquisitions, global operations and financial reporting. He currently serves as Trustee of Barings Global Short Duration High Yield Fund, a closed-end investment company advised by Barings. Previously, Mr. Dillman served as President of MassMutual International LLC, an international life insurance, health, annuities and pension company, and General Counsel of Babson Capital Management LLC (currently known as Barings). Prior to joining Babson Capital Management LLC, he was a Partner at Day Pitney LLP, a law firm. He has served as a director to many insurance and public and private companies, including Social Reality, Inc., Yingda Taihe Life Insurance Co., MassMutual Life Insurance Company, MassMutual Mercuries Life Insurance Company, MassMutual Asia Limited, The MassMutual Trust Company and Jefferies Finance LLC. He is the author of The Lease Manual: A Practical Guide to Negotiating Office, Rental and Industrial Leases. He holds a Bachelor of Science in Education from Kent State University, a Masters of Arts in Economics from Kent State University Graduate School of Management and a Juris Doctor from Duke University School of Law.
Mr. Finke — Mr. Finke brings over 29 years of executive and board experience in the banking and investment management industries. He currently serves as Chairman and Chief Executive Officer of Barings. Previously, he served as President of Barings, Executive Vice President and Chief Investment Officer of Massachusetts Mutual Life Insurance Company, Co-Founder and President of First Union Institutional Debt Management and Vice President at Bear, Stearns & Co. Mr. Finke currently serves as Trustee of Barings Global Short Duration High Yield Fund, a closed-end investment company advised by Barings, and Director of Barings (U.K.) Limited. Mr. Finke also serves as a Member of the Board of Directors of the Structured Finance Industry Syndications and Trading Association. He formerly served as Chairman and Director of Barings Global Advisers Limited, Chairman and Manager of Barings Real Estate Advisers LLC, Manager of Wood Creek Capital Management, LLC and as a founding member of the Board of Directors of the Loan Syndicates and Trading Association. He holds a Bachelor of Science from the University of Virginia’s McIntire School of Commerce and a Masters in Business Administration from Duke University’s Fuqua School of Business.
Dr. Harris — Dr. Harris brings substantial executive, board and operations experience to the Funds. He currently serves as Chief Executive Officer and Managing Partner of Vesalius Ventures, Inc., a venture capital firm investing in early and mid-stage healthcare technologies and companies, President of The Space Agency and President of The Harris Foundation. Previously, he served as a Clinical Scientist, Flight Surgeon and Astronaut for NASA. Dr. Harris currently serves as director or trustee of several public and private companies, including Barings Global Short Duration High Yield Fund, a closed-end investment company advised by Barings, AIMIS, Inc., the Endowment Fund, the Salient Funds, Counselors to America’s Small Business, Sterling Bancshares, Monebo Technologies, RMD Networks, Inc., Physical Therapy, Inc., Houston

Angel Network and Constellation Services International. Dr. Harris holds several faculty appointments, including as an Associate Professor at the University of Texas Medical Branch and Baylor College of Medicine. He has authored and co-authored numerous articles in scientific publications. He holds a Bachelor of Science in Biology from the University of Houston, a Masters of Medical Science from the University of Texas Medical Branch at Galveston, a Masters of Business Administration from the University of Houston and a Doctorate of Medicine from the Texas Tech University School of Medicine. He is the recipient of several honorary doctorates from Stony Brook University, Moorehouse School of Medicine and the University of Hartford. Dr. Harris also has been the recipient of numerous awards, including the NASA Space Flight Medal, the NASA Award of Merit and the 2000 Horatio Alger Award.
Mr. Okel — Mr. Okel brings over 20 years of experience in the underwriting, structuring, distribution and trading of debt used for corporate acquisitions, leveraged buyouts, recapitalizations and refinancings. He currently serves as Executive Director of Catawba Lands Conservancy, a non-profit land trust. Prior to joining Catawba Lands Conservancy, he served as Global Head of Syndicated Capital Markets at Bank of America Merrill Lynch, where he managed capital markets, sales, trading and research for the United States, Europe, Asia and Latin America. He currently serves as trustee or director of several public companies and non-profit organizations, including as Trustee of Barings Global Short Duration High Yield Fund, a closed-end investment company advised by Barings, Trustee of the Horizon Funds, a mutual fund complex, Trustee of Davidson College, and Director of CrossRoads Corporation for Affordable Housing and Community Development, Inc. Mr. Okel holds a Bachelor of Arts in Economics from Davidson College and a Masters of Management, Finance, Accounting and Marketing from Kellogg School of Management, Northwestern University.
Ms. Plouché — Ms. Plouché brings over 32 years of experience in financial services, asset management, the function, governance and oversight of mutual fund boards, and operations of fund advisers and service providers. She currently serves as an Assessor for Moraine Township, Trustee of Barings Global Short Duration High Yield fund, a closed-end investment company advised by Barings, and Trustee of Northern Funds and Northern Institutional Funds, a mutual fund complex. She previously served as a Senior Portfolio Manager for Williams Capital Management, LLC, Chief Investment Officer and Managing Director of Blaylock-Abacus Asset Management, and a Portfolio Manager for Equitable Capital Management Corporation. She formerly served as a Trustee and member of the Audit Committee of AXA Premier VIP Trust (a mutual fund complex). Ms. Plouché holds a Bachelor of Arts in Psychology and Social Relations from Harvard University and a Master’s in Business Administration from the Wharton School at the University of Pennsylvania.
Mr. Sumichrast — Mr. Sumichrast brings over 25 years of experience in investing and providing business advisory services to corporations in the United States, Europe and Asia. He currently serves as the Vice Chairman, Managing Partner and Principal of Stone Street Partners, LLC, a Charlotte-based merchant banking operation. He previously served as Managing Director of Washington Capital, LLC, a family owned office entity, and Managing Director of Lomond International, Inc., a private investment and business advisory firm. Prior to Lomond International, Inc., he co-founded and served as Chairman and Chief Executive Officer of Global Capital Partners, Inc., a diversified financial services holding company that has offices in the United States and Europe. He currently serves as Trustee of Barings Global Short Duration High Yield Fund, a closed-end investment company advised by Barings, and as a Director of Kure Corp., Level Brands and Jadeveon Clowney Help-In-Time Foundation. He is co-author of Opportunities in Finance Careers and The Complete Book of Homebuying. Mr. Sumichrast holds a Bachelor of Science from the University of Maryland.

Share Ownership
For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Barings family of investment companies as of June 30, 2017:
The following dollar ranges apply:
N. None
A. $1 – $10,000
B. $10,001 – $50,000
C. $50,001 – $100,000
D. Over $100,000
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Rodney J. Dillman	N	C
Bernard A. Harris	N	B
Thomas W. Okel	N	C
Cynthia R. Plouché	N	N
Martin A. Sumichrast	N	N
Thomas M. Finke	N	D
For Trustees and their immediate family members, no securities were owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of June 30, 2017.
To the knowledge of the Fund, as of March 31, 2018, no shareholders owned or held of record 5% or more of any class of the outstanding shares of the Fund because the Fund is newly offered. Any shareholder that owns more than 25% of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring approval of shareholders of the Fund. The Trustees and Officers, as a group, owned less than 1% of the Fund’s shares as of March 31, 2018.

Trustees’ Compensation
Pursuant to the Investment Management Agreement between the Fund and the Manager, the Manager shall arrange, if acceptable to the Fund, for officers or employees of the Manager to serve, without compensation from the Fund, as trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by the law.
Each Trustee who is not an officer or employee of the Manager, for his or her service as Trustee of both Barings Global Short Duration High Yield Fund (“BGH”) and the Trust, is entitled to compensation payable by BGH and each series of the Trust (the “Fund Complex”). Prior to December 31, 2016, Trustees who were not officers or employees of Barings received in the aggregate: (i) an annual retainer of  $35,000; (ii) an additional annual retainer of  $10,000 for the Chairman of the Board; (iii) an additional annual retainer of $6,000 for the Chairman of the Audit Committee; (iv) $6,000 for each in-person Board meeting attended; (v) $3,000 for each telephonic Board meeting attended; and (vi) $2,000 for each in-person or telephonic committee meeting attended. In October 2016 and January 2017, the Nominating and Governance Committee and the Board reviewed the Trustee compensation structure and unanimously voted to approve an increase to certain fees paid to the Trustees who are not officers or employees of Barings. Beginning January 1, 2017, Trustees who are not officers or employees of Barings receive in the aggregate: (i) an annual retainer of  $40,000; (ii) an additional annual retainer of  $12,000 for the Chairman of the Board; (iii) an additional annual retainer of  $8,000 for the Chairman of the Audit Committee; (iv) $8,000 for each in-person Board meeting attended; (v) $4,000 for each telephonic Board meeting attended; and (vi) $2,000 for each in-person or telephonic committee meeting attended. Trustees who are not officers or employees of Barings are also reimbursed for reasonable out-of-pocket expenses incurred in connection with his or her attendance at such meetings. Fifty percent of the cost of such compensation is allocated pro rata based on the number of funds in the Fund Complex and fifty percent of the cost of such compensation is allocated pro rata based on the assets of each fund in the Fund Complex. The Trustees do not receive pension or retirement benefits.
The Trustees received the amounts set forth in the following table from the Fund Complex for the fiscal year ended June 30, 2017 for services rendered as Trustee. The Trustees did not receive any amounts from the Fund for the fiscal year ended June 30, 2017 because the Fund is newly offered.
Name of Trustee	Total Compensation from the Fund Complex Paid to the Trustees for the Fiscal Year Ended June 30, 2017 1
Thomas W. Bunn 2	$34,500
Rodney J. Dillman	$81,500
Bernard A. Harris 3	$89,500
Thomas W. Okel 3	$82,500
Cynthia R. Plouché 4	None
Martin A. Sumichrast 3	$86,500
Thomas Finke 5	None

1.
As of June 30, 2017, there were nine funds in the Fund Complex.

2.
Mr. Bunn resigned as a Trustee of the Trust and BGH effective December 31, 2016.

3.
Compensation includes a 2015 committee meeting fee not paid during the twelve months ended June 30, 2016.

4.
Ms. Plouché was named a Trustee of the Trust and BGH effective August 3, 2017.

5.
No compensation is paid by the Fund or the Fund Complex to Trustees who are officers or employees of Barings.

The Fund has no employees. Its officers are officers or employees of the Manager and serve as officers of the Fund without compensation. However, the Fund is responsible for paying the compensation of the Chief Compliance Officer of the Fund, unless the Manager or the Sub-Adviser agrees to do so. At present, the Fund’s Chief Compliance Officer is an employee of the Manager who is paid by the Manager.

Anti-Money Laundering Compliance
The Fund and its service providers may be required to comply with various anti-money laundering laws and regulations. Consequently, the Fund and its service providers may request additional information from you to verify your identity. If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Fund and its service providers also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the Fund or its service providers may not be permitted to inform the shareholder that it has taken the actions described above.
Code of Ethics
The Fund, the Manager and the Sub-Adviser have each adopted a code of ethics governing personal trading activities of, as applicable, all Trustees and officers of the Fund, and directors, officers and employees of the Manager and the Sub-Adviser, who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Fund, the Manager or the Sub-Adviser, as applicable. Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions (including with respect to securities that may be purchased or held by the Fund), and are required to preclear certain security transactions with the applicable compliance officer or his or her designee and to report certain transactions on a regular basis. The Fund, the Manager and the Sub-Adviser have each developed procedures for administration of their respective codes. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at http://www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.
Proxy Voting Policy
The Fund and its Board has delegated to Barings responsibility for voting any proxies relating to portfolio securities held by the Fund in accordance with the Manager’s proxy voting policy and procedures. Copies of the proxy voting policy and procedures to be followed by the Manager on behalf of the Fund, including procedures to be used when a vote presents a conflict of interest, are attached hereto as Appendix B (“Proxy Voting Policy”). Information regarding how the Fund votes proxies related to portfolio securities during the most recent 12-month period will be made available without charge at the Fund’s website at http://www.barings.com/funds/mutual-funds or on the website of the SEC at http://www.sec.gov.
Policy on Disclosure of Portfolio Holdings
The Fund has adopted a portfolio holdings disclosure policy which governs the dissemination of the Fund’s portfolio holdings.
Public Disclosures
A complete list of portfolio holdings information is generally made available on a monthly basis at http://www.barings.com/funds/mutual-funds no sooner than three business days after the end of the month. The Fund may delay posting its holdings or may not post any holdings, if the Manager believes that would be in the best interest of the Fund and its shareholders. Portfolio holdings of the Fund are disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six-month fiscal period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available on the SEC’s website at http://www.sec.gov.

Other Disclosures
Consistent with policies and procedures approved by the Board, the officers of the Fund may provide the Fund’s portfolio holdings information regularly, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, Financial Intermediaries and affiliated persons of the Fund and (ii) clients of the Manager or its affiliates that invest in the Fund or such clients’ consultants. No compensation or other consideration is received by the Fund, the Manager, the Sub-Adviser or any other person for these disclosures. “Financial Intermediaries” means any financial advisor, broker-dealer or other financial intermediary from which shares of the Fund may be purchased and that has entered into an agreement with the Distributor, the Manager or its affiliates, or ALPS Fund Services, Inc., the Fund’s transfer agent (the “Transfer Agent”), with respect to the sale of shares of the Fund.
In addition, the Fund may disclose on an ongoing basis uncertified, non-public portfolio holdings information to certain service providers to the Fund, the Manager, the Sub-Adviser, the Transfer Agent or the Distributor, rating and ranking agencies, such as, but not limited to, Lipper, Morningstar, Bloomberg, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and providing pricing quotations, transfer agents and entities providing contingent deferred sales charge (“CDSC”) financing. The Fund, along with the Manager, acting on behalf of the Fund and consistent with the policies and procedures approved by the Board, currently may provide real-time nonpublic information about the Fund’a portfolio securities to the Fund’a Custodian, Administrator, and Transfer Agent, the Fund’a independent registered public accounting firm, legal counsel, and financial printer. In addition, if the Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund’s portfolio holdings and, therefore, the shareholder and its agent may receive such information prior to public dissemination.
Disclosure of the Fund’s portfolio securities as an exception to the Fund’s normal business practice requires the Fund officer (other than the Treasurer) to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund’s Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by the Fund, the Manager, the Sub-Adviser or any other person for these disclosures. The Trustees will review annually a list of such entities that received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Fund’s shareholders on the one hand and the Manager, the Sub-Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process that seeks to ensure that disclosure of information about the Fund’s portfolio securities is in the best interests of the Fund’s shareholders. There can be no assurance, however, that the Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.
Holdings are released to all of the persons and entities described above on conditions of confidentiality, which include the duty not to trade on that confidential information. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). The Fund’s Custodian, Administrator and Transfer Agent are subject to written agreements that establish confidentiality obligations with respect to the Fund’s portfolio holdings. The Board has concluded that for all persons and entities described above that are not subject to written agreements that establish confidentiality obligations with respect to the Fund’s portfolio holdings, the confidentiality obligations otherwise in place for these parties are adequate to safeguard the Fund from unauthorized disclosure of non-public portfolio holdings information.
Finally, the Fund releases information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.
INVESTMENT MANAGER AND SUB-ADVISER

Primary Service Providers
The Trust, on behalf of the Fund, enters into contractual arrangements (“Contracts”) with various parties, including, among others, the Manager, the Sub-Adviser, the Fund’s transfer agent, the Fund’s administrator, the Fund’s distributor and the Fund’s custodian. They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund, and are paid for providing these services. Some of these service relationships are described below.
The Contracts are solely among the parties thereto. Shareholders are not parties to, or intended to be third-party beneficiaries of, any Contracts. Further, the prospectus, this SAI and any Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between a Fund and any investor, or give rise to any contractual, tort or other rights in any individual shareholder, group of shareholders or other person, including any right to assert a fiduciary or other duty, enforce the Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.
Investment Manager
The Manager serves as investment adviser to the Fund pursuant to an investment management agreement (the “Investment Management Agreement”) between it and the Fund. The Manager is a wholly-owned subsidiary of MM Asset Management Holding LLC, an indirect wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”).
The origin of the Manager, an SEC-registered investment adviser since 1940, follows the paths of several early pioneers in investments and financing – Babson Capital Management LLC (“Babson”), Baring Asset Management Limited (“BAML”), Cornerstone Real Estate Advisers LLC (“CREA”) and Wood Creek Capital Management, LLC (“Wood Creek”). Babson, through its predecessor, David L. Babson & Company, Inc., was founded in 1940. Babson was acquired by MassMutual in 1995 and on January 1, 2000, the Investment Management Division (“IMD”) of MassMutual was consolidated into Babson. On the other side of the Atlantic, BAML traces its roots to 1762 when the Baring brothers founded a merchant and banking firm in London. The firm was one of the first U.K. firms to form an investment department in 1955. Throughout the 1970s and 1980s, the firm continued to expand its asset management business internationally and, in 1989, combined its asset management activities within BAML, headquartered in London. BAML was acquired by MassMutual in 2004. In July 2016, BAML became an indirect, wholly-owned subsidiary of Babson, which changed its name to Barings LLC on September 12, 2016. Adding to the rich history of pioneering investment advice, CREA began advising on real estate debt transactions nearly 30 years ago for MassMutual as part of the IMD. In 1994, CREA was established to provide real estate equity management to MassMutual and eventually third parties. In 2010, CREA combined with Babson’s real estate debt group to form a comprehensive real estate adviser. CREA changed its name to Barings Real Estate Advisers LLC on September 12, 2016 and merged with and into the Manager on December 30, 2016. Similarly, Wood Creek was established as an alternative assets investment manager in 2005 as part of a joint venture with the MassMutual Financial Group. Wood Creek became a wholly-owned subsidiary of Barings in 2011. On September 16, 2016, Wood Creek merged with and into the Manager.
The Manager had, together with its subsidiaries, over $304 billion in assets under management as of December 31, 2017, and provides investment management services to registered investment companies, unregistered investment companies, and institutional investors (such as insurance companies, pension plans, endowments and foundations).
The Manager is a Delaware limited liability company and MM Asset Management Holding LLC is the direct owner of 100% of the voting shares of the Manager. MassMutual indirectly owns 100% of the voting shares of MM Asset Management Holding LLC. MassMutual and MM Asset Management Holding LLC are each located at 1295 State Street, Springfield, Massachusetts 01111. The Manager has a principal office located at 300 South Tryon Street, Suite 2500, Charlotte, NC 28202. The Manager has approximately 17 additional offices, including in Boston, Springfield, Chicago, Hartford, Los Angeles, Newport Beach, New York, and Washington D.C. The Sub-Adviser is headquartered in London.
The Manager employs, together with its subsidiaries, over 1,700 associates, including over 600 investment professionals.

Sub-Adviser
BIIL serves as the Fund’s sub-adviser pursuant to a sub-advisory agreement between the Manager and BIIL (the “Sub-Advisory Agreement”).
BIIL is an investment adviser registered with the SEC in the U.S. and the Financial Conduct Authority in the United Kingdom with its principal office located at 155 Bishopsgate, London, United Kingdom EC2M 3XY. BIIL is a wholly-owned subsidiary of Baring Asset Management Limited, which in turn is an indirect, wholly-owned subsidiary of the Manager. As of December 31, 2017, BIIL had approximately $5 billion in assets under management.
Certain Terms of the Investment Management Agreement and Sub-Advisory Agreement
Under the terms of the Investment Management Agreement, subject to such policies as the Trustees of the Fund may determine, the Manager, at its expense, furnishes continuously an investment program for the Fund subject always to the Fund’s investment objectives, policies and restrictions.
The Manager, subject to the supervision of the Board, is responsible for managing the investment activities of the Fund. The Manager also furnishes to the Board periodic reports on the investment performance of the Fund.
Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services (excluding determination of the net asset value of the Fund, shareholder accounting services and the accounting services for the Fund) and pays all salaries, fees and expenses of officers and Trustees of the Fund affiliated with the Manager or MassMutual, subject to the Chief Compliance Officer exception discussed above. As indicated under “Portfolio Transactions and Brokerage—Brokerage and Research Services,” the Fund’s portfolio transactions may be placed with broker-dealers which furnish the Manager, without cost, certain research, statistical and quotation services of value to them or their respective affiliates in advising the Fund or their other clients. In so doing, the Fund may incur greater brokerage commissions and other transactions costs than it might otherwise pay.
Pursuant to the Investment Management Agreement between the Manager and the Fund, the Fund has agreed to pay the Manager an annual management fee, payable on a monthly basis, of 0.90% of the Fund’s average daily net assets for the services and facilities the Manager provides. No historical information regarding management fees paid to the Manager is given because the Fund is newly offered.
Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee described above, all of its own expenses, including, among others, legal fees, and expenses of counsel to the Fund and to the Independent Trustees; insurance, including trustees and officers insurance and errors and omissions insurance; auditing and accounting expenses, including sub-accounting services provided by certain Financial Intermediaries; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, including sub-transfer agent services provided by certain Financial Intermediaries, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; other expenses in connection with the issuance, offering and underwriting of shares or debt instruments issued by the Fund or with the securing of any credit facility or other loans for the Fund; expenses relating to investor and public relations and secondary market services; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan (except for brokerage expenses paid by participants in such plan); compensation and expenses of trustees; costs of stationery; any litigation expenses; and costs of shareholder, Board and other meetings.
The Manager has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) so that, on an annualized basis, such expenses incurred by each class of shares of the Fund will not exceed the annual rates set forth below (as a percentage of average daily net assets allocated to each such class):

Fund	Class A	Class C	Class Y	Class I
Global Emerging Markets Equity Fund 1	1.20%	1.20%	1.20%	1.20%

1.
This agreement will remain in effect at least until November 1, 2019, unless earlier modified or terminated by the Fund’s Board of Trustees.

If the Fund incurs fees and/or expenses excluded from waiver and/or reimbursement, or if the Fund’s Board specifically approves the exclusion of another expense from the fee reimbursement agreement, the Fund’s expenses may be higher than the fees and/or expenses shown in the table (which reflect the waiver and/or reimbursement) in the sections entitled “Fees and Expenses of the Fund” in the Prospectus. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the Fund that previously received a waiver or reimbursement from the Manager are less than the expense limit for such share class, the share class is required to repay the Manager up to the amount of fees waived or expenses reimbursed for that share class under the agreement.
The Investment Management Agreement was approved by the Trustees of the Fund (including all of the Trustees who are not “interested persons” of the Manager or the Funds). The Investment Management Agreement will continue in force with respect to the Funds for two years from its date, and from year to year thereafter, but only so long as their continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Manager or the Fund, and (ii) the majority vote of either the full Board or the vote of a majority of the outstanding shares of all classes of the Fund. The Investment Management Agreement automatically terminates on assignment. The Investment Management Agreement may be terminated on not less than 60 days’ notice by the Manager to the Fund or by the Fund to the Manager.
The Investment Management Agreement provides that the Manager will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties. The Investment Management Agreement also provides that the Trust’s right to use the “Barings” name is subject to the Manager’s ongoing permission to use the name.
Under the terms of the Sub-Advisory Agreement, BIIL manages, subject to the supervision of the Manager and the Board, the investment and reinvestment of a portion of the Fund’s assets, as may be allocated from time to time to BIIL. As compensation for its services, the Manager (and not the Fund) pays to BIIL for BIIL's services under the Sub-Advisory Agreement a portion of the management fees the Manager received from the Fund.
The Sub-Advisory Agreement was approved by the Trustees of the Fund (including all of the Independent Trustees). The Sub-Advisory Agreement will continue in force with respect to the Fund, as applicable, for two years from its date, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Manager, the Sub-Adviser or the Fund, and (ii) the majority vote of either the full Board or the vote of a majority of the outstanding shares of all classes of the Fund. The Sub-Advisory Agreement automatically terminates on assignment. The Sub-Advisory Agreement may be terminated on not less than 60 days’ notice by the Sub-Adviser to the Manager or by the Fund or the Manager to the Sub-Adviser.
The Sub-Advisory Agreement provides that the Sub-Adviser will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties.
INFORMATION REGARDING PORTFOLIO MANAGERS
Portfolio Managers

Other Accounts Managed. Barings’ portfolio managers are typically responsible for the day-to-day management of multiple Manager and Sub-Adviser advisory accounts, including, among others, closed-end and open-end investment companies, as well as separate accounts for institutional clients (including foundations, endowments, pension funds and trusts).
All information in this section is as of [December 31, 2017], unless otherwise noted.
Barings Global Emerging Markets Equity Fund
Portfolio Team	Account Category	Number of Accounts Managed	Assets Managed (millions)		Number of Accounts with Performance-Based Advisory Fee	Assets Managed in Accounts with Performance-Based Advisory Fee (millions)
Michael Levy	Registered Investment Companies	0		N/A	0	N/A
	Other Pooled Investment Vehicles	[1]	[$	453]	0	N/A
	Other Accounts	[4]	[$	117]	0	N/A
William Palmer	Registered Investment Companies	0		N/A	0	N/A
	Other Pooled Investment Vehicles	[1]	[$	453]	0	N/A
	Other Accounts	[2]	[$	47]	0	N/A
Material Conflicts of Interest. The potential for material conflicts of interest may exist when a portfolio manager has responsibilities for the day-to-day management of multiple accounts. These conflicts may be heightened to the extent a portfolio manager, the Manager, the Sub-Adviser and/or their respective affiliates has an investment in one or much of such accounts or an interest in the performance of such accounts. The Manager and the Sub-Adviser have identified (and summarized below) areas where material conflicts of interest are most likely to arise and have adopted policies and procedures that it believes are reasonably designed to address such conflicts.
It is possible that an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio managers, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. A conflict may arise where the portfolio managers may have an incentive to treat an account preferentially as compared to the Fund because the account pays the Manager or the Sub-Adviser a performance-based fee or the portfolio manager, the Manager, the Sub-Adviser or an affiliate has an interest in the account. The Manager and the Sub-Adviser have adopted investment allocation and trade aggregation procedures to address allocation of portfolio transactions and investment opportunities across multiple clients. These policies are designed to achieve fair and equitable treatment of all clients over time, and specifically prohibit allocations based on performance of an account, the amount or structure of the management fee, performance fee or profit sharing allocations, participation or investment by an employee, the Manager, the Sub-Adviser or an affiliate, whether the account is public, private, proprietary or third party.
Potential material conflicts of interest may also arise related to the knowledge and timing of the Fund’s trades, investment opportunities and broker selection. The portfolio managers will have information about the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information for their personal advantage or the advantage of other accounts they manage or the possible detriment of the Fund. For example, a portfolio manager could front run the Fund’s trade or short sell a security for an account immediately prior to the Fund’s sale of that security. To address these conflicts, the Manager and the Sub-Adviser have adopted policies and procedures governing employees’ personal securities transactions, the use of short sales, and trading between the Fund and other accounts managed by the portfolio managers or accounts owned by the Manager, the Sub-Adviser or their respective affiliates.

With respect to securities transactions for the Fund, Barings determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. Barings manages certain other accounts, however, where Barings may be limited by the client with respect to the selection of brokers or directed to trade such client’s transactions through a particular broker. In these cases, trades for the Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of the Fund or the other account(s) involved. The Manager and the Sub-Adviser have policies and procedures that address best execution and directed brokerage.
The portfolio managers may also face other potential conflicts of interest in managing the Fund, and the above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Fund and the other accounts listed above.
Compensation. Compensation packages at Barings are structured such that key professionals have a vested interest in the continuing success of the firm. Portfolio managers’ compensation is comprised of base salary, and a discretionary, performance-driven annual bonus. Certain key individuals may also receive a long-term incentive award and/or a performance fee award. As part of the firm’s continuing effort to monitor retention, we participate in annual compensation surveys of investment management firms and subsidiaries to ensure that Barings’ compensation is competitive with industry standards.
The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints.
Portfolio Managers may receive a yearly bonus. Factors impacting the potential bonuses include but are not limited to: (i) investment performance of funds/accounts managed by a Portfolio Manager, (ii) financial performance of Barings, (iii) client satisfaction and (iv) teamwork.
Long-term incentives are designed to share the long-term success of the firm and take the form of deferred cash awards, which may include an award that resembles phantom restricted stock; linking the value of the award to a formula including Barings’ overall earnings. A voluntary separation of service will result in a forfeiture of unvested long-term incentive awards.
Ownership of Securities. As of March 31, 2018, Michael Levy and William Palmer did not directly or indirectly own any shares of the Fund.
DISTRIBUTOR
The distribution services of ALPS Distributors, Inc., the Fund’s principal underwriter (the “Distributor”), are furnished to the Fund pursuant to a distribution agreement (the “Distribution Agreement”). Under the Distribution Agreement, the Distributor (1) assists in the sale and distribution of the Fund’s shares on a continuous basis; and (2) qualifies and maintains its qualification as a broker-dealer in such states where shares of the Fund are registered for sale.
The Distribution Agreement will remain in effect provided that it is approved at least annually by the Board or by a majority of each Fund’s outstanding shares, and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not less than 60 days’ written notice.
DISTRIBUTION AND SERVICE FEE PLAN
The Distribution and Service Fee Plan (the “Plan”) permits the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A Shares of the Fund and 1.00% of the average daily net assets attributable to Class C Shares of the Fund. The Distributor may pay all or a portion of these fees to Financial Intermediaries whose clients own shares of the Fund. The Trustees of the Fund have concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. For instance, asset growth resulting from the Plan can be expected to benefit the Fund’s shareholders through the realization of economies of scale and potentially lower expense levels. No historical information regarding distribution and/or shareholder servicing fees is given because the Fund is newly offered.
The Manager may pay certain Financial Intermediaries whose clients own shares of the Fund monthly distribution fees with respect to a given share class at a rate greater than that set forth above, so long as the total payments paid by the Fund for each share class under a Plan for distribution fees do not exceed the stated percentages. In the event that there are insufficient assets in the Plan to make a contractually required payment to a Financial Intermediary, the Manager has agreed to pay such Financial Intermediary at its own expense out of its own financial resources. See “Shareowner Guide — How to Invest in the Fund — Distribution and Service Fees” in the Fund’s Prospectus for additional information on “revenue sharing” payments. Any shareholder purchasing shares of the Fund through a Financial Intermediary should check with the Financial Intermediary to determine the distribution fees it is receiving.
PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial Intermediaries may receive various forms of compensation from the Fund in the form of distribution and service (12b-1) plan payments as described above. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the Financial Intermediary’s clients, also as described in this SAI. In addition, the Manager and the Distributor (including their affiliates) may make payments to Financial Intermediaries in connection with the intermediaries’ offering and sales of Fund shares and shares of other funds, or their provision of marketing or promotional support, transaction processing or administrative services. Among the Financial Intermediaries that may receive these payments are brokers or dealers who sell or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan or qualified tuition program administrators, third party administrators, recordkeepers or other institutions that have selling, servicing or similar arrangements with the Manager or the Distributor. The payments to Financial Intermediaries vary by the types of product sold, the features of a Fund share class and the role played by the intermediary.
Types of payments to Financial Intermediaries may include, without limitation, all or portions of the following:
Payments made by the Fund, or by an investor buying or selling shares of the Fund, including:
•
an initial front-end sales charge, all or a portion of which is payable by the Distributor to Financial Intermediaries (see the “Shareowner Guide — How to Invest in the Fund” section in the Prospectus);

•
ongoing asset-based distribution and/or service fees (described in the section “Distribution and Service Fee Plan” above);

•
shareholder servicing expenses that may be paid from Fund assets to reimburse Financial Intermediaries, the Manager or the Distributor for Fund expenses they incur for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services (including retirement plan and 529 plan administrative services fees).

In addition, the Manager may, at its discretion, make the following types of payments from its own resources, which may include profits the Manager derives from investment advisory fees paid by the Fund. Payments are made based on guidelines established by the Manager, subject to applicable law. These payments are often referred to as “revenue sharing” payments, and may include:
•
compensation for marketing support, support provided in offering shares in the Fund through certain trading platforms and programs, and transaction processing or other services;

•
other compensation, to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA.

Although a broker or dealer that sells Fund shares may also act as a broker or dealer in connection with the purchase or sale of portfolio securities by the Fund, the Manager does not consider a Financial Intermediary’s sales of shares of the Fund when choosing brokers or dealers to effect portfolio transactions for the Fund.
Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation:

•
transactional support, one-time charges for setting up access for the Fund on particular trading systems, and paying the Financial Intermediary’s networking fees;

•
program support, such as expenses related to including the Fund in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund “supermarkets”, bank or trust company products or insurance companies’ variable annuity or variable life insurance products;

•
placement on the dealer’s list of offered funds and providing representatives of the Manager or the Distributor with access to a Financial Intermediary’s sales meetings, sales representatives and management representatives; or

•
firm support, such as business planning assistance, advertising, or educating a Financial Intermediary’s sales personnel about the Fund and shareholder financial planning needs.

These payments may provide an incentive to Financial Intermediaries to actively market or promote the sale of shares of the Fund, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund. In addition, some types of payments may provide a Financial Intermediary with an incentive to recommend the Fund or a particular share class. Financial Intermediaries may earn profits on these payments, since the amount of the payments may exceed the cost of providing the services. Certain of these payments are subject to limitations under applicable law. Financial Intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund’s Prospectus and this SAI. You should ask your Financial Intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.
THE TRANSFER AGENT
ALPS Fund Services, Inc. (the “Transfer Agent”), located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the Fund’s transfer and dividend-paying agent pursuant to a Transfer Agency and Services Agreement and performs bookkeeping, data processing and administrative services for the maintenance of Shareholder accounts.
THE CUSTODIAN
State Street Bank and Trust Company (the “Custodian”) serves as the Fund’s custodian pursuant to a Custodian Agreement. The Custodian has its principal business offices at One Lincoln Street, Boston, MA 02111. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.
THE ADMINISTRATOR
General. State Street Bank and Trust Company (the “Administrator”) serves as the Fund’s administrator pursuant to an Administration Agreement. The Administrator has its principal business offices at One Lincoln Street, Boston, MA 02111. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.
Administration Agreement with the Fund. The Fund and the Administrator have entered into the Administration Agreement whereby the Administrator provides, or arranges for the provision of, certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations.
The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss or damage resulting from the performance or non-performance of its duties under the Administration Agreement unless directly caused by or resulting from the negligence, bad faith or willful misconduct of the Administrator, its officers or employees. The Administrator’s liability is limited to an amount agreed upon between the Administrator and the Fund.

For its services, the Administrator receives fees from the Fund calculated daily and paid monthly either at an annual rate of  .04% of average daily net assets with reductions as average daily net assets increase to certain levels or, if the Fund’s net assets, together with other funds in the Trust, are below certain asset levels for any particular month, a minimum monthly fee. The Administrator also receives fees for certain additional services and reimbursement for out-of-pocket expenses. The Administrator or its affiliates do not pay any Fund fees, expenses or costs.
No historical information regarding administration fees incurred by the Fund is given because the Fund is newly offered.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
[ ], located at [ ], serves as the independent registered public accounting firm for the Fund. [ ] provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings to the Fund.
COUNSEL
Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund. Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, NW, Washington D.C. 20004, acts as counsel to the Independent Trustees of the Fund.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Brokerage and Research Services
Purchases and sales of securities on a securities exchange are effected by brokers, and when the Fund purchases or sells securities on a securities exchange it will pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Barings attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.
As permitted by Section 28(e) of the Exchange Act, Barings may cause the Fund to pay a broker-dealer that provides brokerage and research services to Barings an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if Barings determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager’s or the Sub-Adviser’s overall responsibilities to the Fund and to their other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.
Research provided by brokers is used for the benefit of all of Barings’ clients and not solely or necessarily for the benefit of the Fund. Barings attempts to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by Barings as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fee that the Fund pays to the Manager will not be reduced as a consequence of Barings’ receipt of brokerage and research services. To the extent the Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot now be determined. Such services would be useful and of value to Barings in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to Barings in carrying out its obligations to the Fund.
Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of Barings to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker. No historical information regarding commissions paid by the Fund or securities of the Fund's brokers or dealers held by the Fund is given because the Fund is newly offered.
Investment Decisions and Portfolio Transactions
Investment decisions for the Fund and for the other investment advisory clients of Barings are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund may also be appropriate for other clients served by Barings. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by Barings is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by Barings. Barings may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which Barings believes is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.
DESCRIPTION OF THE FUND’S SHARES
The Fund is a series of the Trust, a Massachusetts business trust formed on May 3, 2013. The Trust is authorized to issue an unlimited number of its shares of beneficial interest in separate series and classes of each series. The Trust is not required to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies. The Trust’s Board is authorized to classify or reclassify the shares of the Trust into one or more separate series of shares representing a separate, additional investment portfolio or one or more separate classes of new or existing series.
The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act, which details the attributes of each class. Under the Declaration and the Multiple Class Plan, the Fund is permitted to offer multiple classes of shares. The Fund currently offers Class A, Class C, Class Y and Class I Shares. Shares of all series have identical voting rights, except where by law certain matters must be approved by the requisite proportion of the shares of the affected series. Each share of any class when issued has equal dividend, liquidation (see “Redemption of Shares” in the Fund’s Prospectus) and voting rights within the class for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents a whole share. Shares will be voted in the aggregate except where otherwise required by law and except that each class of each series will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.

There are no conversion or preemptive rights in connection with any shares of the Fund. All shares are fully paid and nonassessable. At the option of the shareholder, shares will be redeemed at net asset value, subject, however, in limited circumstances to a redemption fee or a CDSC, all as described in the applicable Prospectus.
The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares of the Trust can elect 100% of the Trustees if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board. Unless specifically requested by an investor who is a shareholder of record, the Fund will not issue certificates evidencing their shares.
Description of the Trust
Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund or a class. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund or a class and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration also provides for indemnification out of the Fund’s or class’s property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund or class is unable to meet its obligations, and thus should be considered remote.
The Declaration provides that the obligations of the Fund or a class are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund or class, and that the Trustees will not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
Under the Trust’s By-Laws, any claims asserted against or on behalf of the Trust, including claims against Trustees and Officers, must be brought in courts located within the Commonwealth of Massachusetts.
The Trust shall continue without limitation of time. The Trust may be terminated at any time by a vote of at least two-thirds of the shares of each series entitled to vote and voting separately by series, or by action of the Trustees by written notice to shareholders.
Conduct of the Trust’s Business
Forum Selection. The Trust’s Bylaws provide that the sole and exclusive forums for any shareholder (including a beneficial owner of shares) to bring (i) any action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim for breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim against the Trust or any of its Trustees, officers or employees arising pursuant to any provision of the statutory or common law of the Commonwealth of Massachusetts or any federal securities law, in each case as amended from time to time, or the Trust’s Declaration of Trust or Bylaws, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be within the federal or state courts in the Commonwealth of Massachusetts.
This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that the shareholder finds favorable for disputes with the Trust and/or any of its Trustees, officers, employees or service providers. If a court were to find the forum selection provision contained in the Bylaws to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.
Derivative and Direct Claims of Shareholders. The Trust’s Bylaws contain provisions regarding derivative and direct claims of shareholders. As used in the Bylaws, a “direct” shareholder claim refers to (i) a claim based upon alleged violations of a shareholder’s individual rights independent of any harm to the Trust, including a shareholder’s voting rights under the Bylaws rights to receive a dividend payment as may be declared from time to time; rights to inspect books and records; or other similar rights personal to the shareholder and independent of any harm to the Trust; and (ii) a claim for which a direct shareholder action is expressly provided under the U.S. federal securities laws. Any other claim asserted by a shareholder, including without limitation any claims purporting to be brought on behalf of the Trust or involving any alleged harm to the Trust, is considered a “derivative” claim as used in the Bylaws.
A shareholder may not bring or maintain any court action or other proceeding asserting a derivative claim or any claim asserted on behalf of the Trust or involving any alleged harm to the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. The requirement to make such demand shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees, unless the shareholder makes a specific showing that irreparable nonmonetary injury to the Trust would otherwise result.
A shareholder may not bring or maintain a court action or other proceeding asserting a direct claim against the Trust, the Trustees, or officers predicated upon an express or implied right of action under the Declaration of Trust or U.S. federal securities laws (excepting direct shareholder actions expressly provided by U.S. federal securities laws), unless the shareholder has obtained authorization from the Trustees to bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees.
The Trustees shall consider any demand or request for authorization to bring or maintain a court action, proceeding or claim within 90 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of shareholders of the Trust or of any series or class of shares, as appropriate. Any decision by the Trustees to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be binding upon the shareholder seeking authorization.
Any person purchasing or otherwise holding any interest in shares of beneficial interest of the Trust will be deemed to have notice of and consented to the foregoing provisions. These provisions may limit a shareholder’s ability to bring a claim against the Trustees, officers or other employees of the Trust and/or its service providers.
Trust Matters
The Trust reserves the right to create and issue a number of series shares, in which case the shares of each class of each series would participate equally in the earnings, dividends and assets of the particular series and would vote separately to approve investment advisory agreements or changes in fundamental investment policies, but shares of all series would vote together in the election or selection of Trustees and on any other matters as may be required by applicable law.
Upon liquidation of the Trust or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders.
As described above, the Trust has entered into contractual arrangements with an investment adviser, investment sub-adviser, administrator, transfer agent and custodian who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
Shareholder Approval
Other than elections of Trustees, which is by plurality, any matter for which shareholder approval is required by the 1940 Act requires the affirmative “vote of a majority of the outstanding voting securities” of the Fund or the Trust at a meeting called for the purpose of considering such approval. For other matters, generally an affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on such matter (assuming a quorum is present) shall be required for approval of such matter.
Information for Shareholders
All shareholder inquiries regarding administrative procedures, including the purchase and redemption of shares, should be directed to the Transfer Agent. For assistance, call 1-855-439-5459 or visit the Fund’s website at http://www.barings.com/funds/mutual-funds.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES
The following information supplements the discussion of methods for reducing or eliminating sales charges in the Class A and Class C Shares Prospectus.
Right of Accumulation (Class A Shares Only)
Reduced sales charges on Class A Shares of the Fund can be obtained by combining a current purchase with prior purchases of all classes of any Participating Funds (as defined in the Fund’s Prospectus). The applicable sales charge is based on the combined total of:
(1)
the current purchase of Class A Shares; and

(2)
the value at the public offering price at the close of business on the previous day of the Fund’s and any classes of Participating Fund’s shares held by the shareholder, the shareholder’s spouse or the shareholder’s minor children.

The Distributor and the shareholder’s Financial Intermediary must be promptly notified of each purchase that entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder’s holdings by the Transfer Agent. The Fund may terminate or amend this Right of Accumulation at any time without notice.
Letter of Intent (Class A Shares Only)
Any person may qualify for reduced sales charges on purchases of Class A Shares of the Fund made within a 13-month period pursuant to a Letter of Intent (“Letter”). A shareholder may include, as an accumulation credit toward the completion of such Letter, the value of all shares (of any class) of any Participating Funds held by the shareholder on the date of the Letter. The value is determined at the public offering price on the date of the Letter. Purchases made through reinvestment of distributions do not count toward satisfaction of the Letter. Upon request, a Letter may reflect purchases within the previous 90 days.
During the term of a Letter, the Transfer Agent will hold shares in escrow to secure payment of the higher sales charge applicable to Class A Shares actually purchased if the terms of the Letter are not satisfied. Dividends and capital gains will be paid on all escrowed shares, and these shares will be released (upon satisfaction of any amount owed for sales charges if the terms of the Letter are not satisfied) when the amount indicated has been purchased or at the end of the period covered by the Letter, whichever occurs first. A Letter does not obligate the investor to buy or the Fund to sell the amount specified in the Letter.
If a shareholder exceeds the amount specified in the Letter and reaches an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Letter. The resulting difference in offering price will purchase additional shares for the shareholder’s account at the applicable offering price. As a part of this adjustment, the shareholder’s Financial Intermediary shall return to the Distributor the excess commission previously paid to the Financial Intermediary during the 13-month period.
If the amount specified in the Letter is not purchased, the shareholder shall remit to the Distributor an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within 20 days after a written request to pay such a difference in sales charge, the Transfer Agent will redeem that number of escrowed Class A Shares to equal such difference. The additional amount of Financial Intermediary discount from the applicable offering price shall be remitted by the Distributor to the shareholder’s Financial Intermediary of record.
Additional information about, and the terms of, Letters of Intent are available from your Financial Intermediary, or from the Transfer Agent at 1-855-439-5459.
Reinstatement Privilege (Class A and C Shares Only)
A shareholder who has redeemed Class A or Class C Shares of the Fund may, upon request, reinstate within one year a portion or all of the proceeds of such sale in Class A Shares or Class C Shares, respectively, of the Fund or another Participating Fund at the net asset value next determined after receipt by such shareholder’s Financial Intermediary or the Transfer Agent receives a reinstatement request and payment. The Distributor will not pay your Financial Intermediary a commission on any reinvested amount. Any

CDSC paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any CDSC or conversion date. Shareholders who desire to exercise this privilege should contact their Financial Intermediary or the Transfer Agent. Shareholders may exercise this privilege an unlimited number of times. Exercise of this privilege does not alter the U.S. federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Please consult your tax advisor.
Privileges of Financial Intermediaries
Class A Shares of the Fund may be sold at net asset value, without a sales charge, to registered representatives and employees of Financial Intermediaries (including their affiliates) and such persons’ families and their beneficial accounts.
Sponsored Arrangements
Class A Shares of the Fund may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the Fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization’s group, the term of the organization’s existence and certain characteristics of the members of its group. The Fund reserves the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.
Class A shares may also be purchased at a reduced or zero sales charge by (i) clients of any Financial Intermediary that has entered into an agreement with the Distributor or the Fund pursuant to which the Fund is included as an investment option in programs involving fee-based compensation arrangements; (ii) clients of any Financial Intermediary that has entered into an agreement with the Distributor pursuant to which such Financial Intermediary offers Fund shares through self-directed investment brokerage accounts that do not charge transaction fees to its clients; and (iii) participants in employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).
For purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
Waiver of CDSCs
CDSCs may be waived on redemptions in the following situations with the proper documentation:
(1)
Death. CDSCs may be waived on redemptions within one year following the death of  (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse or (iii) the beneficiary of a Uniform Gifts to Minors Act (“UGMA”), Uniform Transfers to Minors Act (“UTMA”) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If Class C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee’s account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

(2)
Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code. To be eligible for such waiver, (i) the disability must arise after the purchase of shares, (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter must be produced from a physician signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

(3)
Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase, and (iii) the trust document provides for dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

(4)
Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Intermediary agrees to return all or the agreed-upon portion of the commission received on the shares being redeemed.

(5)
Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement age (as stated in the document).

The CDSC also may be waived if the Financial Intermediary agrees to return all or an agreed-upon portion of the commission received on the sale of the shares being redeemed.
Waiver of Investment Minimums. In addition to waivers described in the Prospectus, minimum investment amounts are waived for current and retired officers and employees of Barings, its affiliates and other investment advisers and sub-advisers to the Fund, and for such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts. The minimum initial investment amount is also waived for officers and employees of the Fund’s custodian and transfer agent and in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with the Fund (or class thereof).
TAX MATTERS
Taxation of the Fund
The following summary of certain U.S. federal income tax consequences that may be relevant to shareholders reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (“IRS”), and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. There may be other tax considerations applicable to particular investors, such as insurance companies, financial institutions, tax-advantaged retirement plans, broker-dealers and foreign shareholders (defined below). In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign or other tax laws.
The Fund has elected or intends to elect to be treated as a “regulated investment company” (“RIC”) under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (as described below); (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income for such year.
In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (generally, a partnership (a) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). For purposes of  (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (ii) above, the identification of the issuer (or issuers) of a particular investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (ii) above.
If it qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income distributed to shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below). The Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return to shareholders by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs. If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and to be treated as qualified dividend income in the case of individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Failure to qualify as a RIC would likely materially reduce the investment return to shareholders.
The Fund intends to distribute substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any capital loss carryforwards) in a taxable year. If the Fund does retain any investment company taxable income, it will be subject to tax at the Fund level at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim such refunds on a properly filed U.S. federal tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31st (or November 30th or December 31st of that year, if the Fund is eligible to so elect and so elects), plus undistributed amounts from prior years. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property taken into account after October 31st (or November 30th of that year, if the Fund makes the election referred to above) are treated as arising on January 1st of the following calendar year; in the case of a Fund with a December 31 year end that is eligible to make and makes the election described above, no such gains or losses will be so treated. For purposes of the excise tax, the Fund will be treated as having distributed any amount for which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. The Fund may determine to pay the excise tax in a year to the extent it is deemed to be in the best interest of the Fund (e.g., if the excise tax is de minimis).
In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year, if any, after October 31, or if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year, if any, after October 31 and (ii) other net ordinary loss, if any, attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund may carry net capital losses forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. The Fund must apply such carryforwards first against gains of the same character. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.
Taxation of Fund Distributions
For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any capital loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryovers. Dividends derived from “qualified dividend income” and properly reported as such by the Fund are taxed to individuals shareholders at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Fund does not expect a significant portion of distributions to be derived from qualified dividend income.
Dividends received by corporate shareholders may qualify for the 70% dividends-received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and to the extent, if any, that a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund is treated as a dividend. The Fund does not expect a significant portion of their distributions to be eligible for the corporate dividends-received deduction.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. Certain details of the implementation of this tax remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) dividends, including Capital Gain Dividends, paid by the Fund, and (ii) any net gain recognized on the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.
If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.
A distribution by the Fund will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
For U.S. federal income tax purposes, all distributions are generally taxable in the manner described herein, whether a shareholder takes them in cash or reinvests them in additional shares of the Fund.
The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (e.g., ordinary income dividends, Capital Gain Dividends) will be made as of the end of the Fund’s taxable year. Each Fund will provide shareholders with detailed federal tax information regarding distributions for each calendar year, early in the following calendar year.
Dividends and distributions on Fund shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.
Sale, Redemption or Exchange of Shares
Shareholders who sell, redeem or exchange their shares will generally recognize gain or loss in an amount equal to the difference between the amount received and the shareholder’s adjusted tax basis in the shares sold or redeemed or exchanged. If the shares are held as a capital asset, any gain or loss realized upon a taxable disposition of the shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a redemption or exchange of shares will be disallowed to the extent those shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares (including through the reinvestment of distributions in Fund shares). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

Upon the redemption or exchange of the Fund’s shares, the Fund, or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Fund’s Prospectus for more information.
Foreign Taxes
The Fund may be liable to foreign governments for taxes relating to income on or transactions in foreign securities in the Fund’s portfolio. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If at the close of its taxable year, more than 50% of the value of ’s total assets consists of securities of foreign corporations (foreign governments are generally treated as foreign corporations for this purpose), is permitted to elect to allow shareholders who are U.S. citizens, U.S. residents or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by . A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by is subject to certain limitations imposed by the Code, which could result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.
Foreign Currency Transactions
Any transaction by the Fund in foreign currencies, foreign-currency denominated debt obligations or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.
Options, Futures and Other Derivative Instruments
In general, any option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the Fund sells or delivers the underlying securities or other assets, the Fund generally will recognize capital gain or loss equal to (i) the sum of the strike price and the option premium received by the Fund minus (ii) the Fund’s basis in the underlying securities or other assets. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying securities or other assets. If securities or other assets are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities or other assets purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying securities or other assets generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.
Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Thus, the straddle rules could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.
The tax treatment of certain contracts (including regulated futures contracts) entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, equity indices, and debt securities) will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market,” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.
In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to uncertainty with respect to their tax treatment, and to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale, and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.
Because the tax treatment and the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules or treatment (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.
Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.
Securities Issued or Purchased at a Discount
Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in ’s taxable income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though holding the security receives no interest payment in cash on the security during the year.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the

Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.
Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in ’s income, will depend upon which of the permitted accrual methods the Fund elects.
Increases in the principal amount of an inflation indexed bond will be treated as OID. Decreases in the principal amount of an inflation indexed bond will reduce the amount of interest from the debt instrument that would otherwise be includible in income by .
If holds the foregoing kinds of debt instruments, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause to realize higher amounts of short-term capital gains (generally taxable to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gain from such transactions, its shareholders may receive a larger Capital Gain Dividend than they would in the absence of such transactions.
A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.
Securities Purchased at a Premium
Very generally, where purchases a bond at a price that exceeds the redemption price at maturity — that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is generally permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require to reduce its tax basis by the amount of amortized premium.
At-Risk or Defaulted Securities
Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and avoid becoming subject to U.S. federal income or excise tax.
Passive Foreign Investment Companies
The Fund may own shares in certain foreign investment entities, referred to as “passive foreign investment companies” (“PFICs”). In order to avoid U.S. federal income tax on distributions received from a PFIC, and an additional charge on a portion of any “excess distribution” from such PFICs or gain from the disposition of such shares, the Fund may elect to mark the gains (and to a limited extent the losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. This additional charge cannot be eliminated by making distributions to the Fund’s shareholders. Such gains and losses are treated as ordinary income and loss. If the PFIC provides the Fund with certain information, the Fund may alternatively elect to treat the PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and require the Fund to sell securities it would have otherwise continued to hold (including when it is not advantageous to do so) in order to make distributions to shareholders to avoid any Fund-level tax. Dividends paid by PFICs generally will not qualify for treatment as qualified dividend income. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and “excess distribution” charges described above in some instances.
Real Estate Investment Trusts
Any investment by the Fund in equity securities of real estate investment trusts qualifying as such under Subchapter M of the Code (“REITs”) may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for U.S. federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.
REMICs
If the Fund were to invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”), it is likely that a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events, and that such income will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities subject to tax on UBTI and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.
Charitable remainder trusts and other tax-exempt shareholders are urged to consult their tax advisers concerning the consequences of investing in the Fund.
Backup Withholding
Backup withholding is generally required with respect to taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. Amounts withheld as a result of backup withholding are remitted to the U.S. Treasury but do not constitute an additional tax imposed on the shareholder; such amounts may be claimed as a credit on the shareholder’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.
Foreign Shareholders
Distributions by the Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.
In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If the Fund invests in a RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.
In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.
Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
Under U.S. federal tax law, a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of  “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (see below).
Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.
Very generally, special tax rules apply if the Fund holds or, but for the operation of certain exceptions would be treated as holding, USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Fund’s USPRIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in U.S. tax withholding from certain distributions to a foreign shareholder. Furthermore, the foreign shareholder may be required to file a U.S. tax return and pay tax on such distributions — and, in certain cases, gain realized on sale of Fund shares — at regular U.S. federal income tax rates. The Funds do not expect to invest in, or to be treated as holding but for the exceptions noted above, a significant percentage of USRPIs, so these special tax rules are not likely to apply.
In order to qualify for any exemptions from withholding described above, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should contact their tax advisers in this regard. Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.
Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts
Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax adviser regarding the applicability to them of this reporting requirement.
Other Reporting and Withholding Requirements
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (“IGA”) between the United States and a foreign government. If a shareholder of the Fund fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays; and 30% of the gross proceeds of sales or exchanges and certain Capital Gain Dividends it pays on or after January 1, 2019. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends).
Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.
Other Tax Matters
Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of  $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.
The foregoing discussion relates solely to U.S. federal income tax laws. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local, and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund.
The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions, possibly with retroactive effect.

FINANCIAL STATEMENTS
There are no financial statements for the Fund because the Fund is newly offered.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
The Fund’s investments may range in quality from securities or instruments rated in the lowest category to securities or instruments rated in the highest category (as rated by Moody’s, S&P, or Fitch or, if unrated, judged by the Manager or the Sub-Adviser to be of comparable quality). The percentage of the Fund’s assets invested in securities or instruments in a particular rating category will vary. The following terms are generally used to describe the credit quality of debt securities or instruments:
High Quality Debt Securities or Instruments are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by the Manager or the Sub-Adviser.
Investment Grade Debt Securities or Instruments are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the Manager or the Sub-Adviser.
Below Investment Grade, High Yield Securities or Instruments or (“Junk Bonds”) are those rated below investment-grade by at least one credit rating agency (below Baa3 by Moody’s, or below BBB- by one of either S&P or Fitch) and comparable securities. They are deemed predominantly speculative with respect to the issuer’s ability to repay principal and interest.
Following is a description of Moody’s, S&P’s, or Fitch’s rating categories applicable to debt securities.
Moody’s Investors Service, Inc.
Corporate and Municipal Bond Ratings
Aaa Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B Obligations rated B are considered speculative and are subject to high credit risk.
Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.
Moody’s applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Corporate Short-Term Debt Ratings
Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
PRIME-1: Issuers (or supporting institutions) rated “Prime-1” have a superior ability to repay short-term debt obligations.

PRIME-2: Issuers (or supporting institutions) rated “Prime-2” have a strong ability to repay short-term debt obligations.
PRIME-3: Issuers (or supporting institutions) rated “Prime-3” have an acceptable ability to repay short-term obligations. Issuers (or supporting institutions) rated “Not Prime” do not fall within any of the Prime rating categories.
NOT PRIME: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Standard & Poor’s
Issue Credit Rating Definitions
A Standard & Poor’s issue credit rating is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.
Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Long-Term Issue Credit Ratings
Investment Grade
AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade
Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment.
C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Short-Term Issue Rating Definitions
A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:
A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Fitch, Inc.
A brief description of the applicable Fitch ratings symbols and meanings (as published by Fitch) follows:
Long-Term Credit Ratings
Investment Grade
AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
Speculative Grade
BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC: Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.
CC: Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.
C: Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Short-Term Credit Ratings
A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
D: Default. Indicates the default of a short-term obligation.
“+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category, to categories below “B,” or to short-term ratings other than “F1.”
Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch.
Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.
Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

APPENDIX B
GLOBAL PROXY VOTING POLICY
I. Introduction
As an investment adviser, Barings has a fiduciary duty to vote proxies on behalf of their advisory clients (“Clients”). Rule 206(4)-6 of the Investment Advisers Act of 1940 requires that Barings adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of its Clients. The policies and procedures must:
•
Describe how Barings addresses material conflicts that may arise between Barings’ interests and those of its Clients;

•
Disclose to Clients how they may obtain information regarding how Barings voted with respect to their securities; and

•
Describe to Clients Barings’ proxy policies and procedures and, upon request, furnish a copy of the policies and procedures.

II. Key Points
•
Barings has engaged a proxy voting service provider (“Service Provider”) responsible for processing and maintaining records of proxy votes.

•
Barings receives research and vote recommendations from an independent third party research provider (“Research Provider”).

•
It is Barings' policy to vote in accordance with the recommendations of the Research Provider.

•
Records must be maintained for a minimum of 10 years.

III. Policy Statement
The purpose of this Proxy Voting Policy (“Policy”) is to establish the manner in which Barings will fulfill its proxy voting responsibilities and comply with applicable regulatory requirements. Barings understands that voting proxies is part of its investment advisory responsibilities and believes that as a general principle proxies should be acted upon (voted or abstained) solely in the best interests of its Clients (i.e., in a manner that is most likely to enhance the economic value of the underlying securities held in Client accounts).
No Barings associate (“Associate”), officer, board of managers/directors of Barings or its affiliates (other than those assigned such responsibilities under the Policy) can influence how Barings votes proxies, unless such person has been requested to provide assistance from an authorized investment person or designee (“Proxy Analyst”) or from the relevant Governance Committee and has disclosed any known Material Conflict, as discussed in the Procedures section below.
IV. Requirements
Standard Proxy Procedures
Barings engages a proxy voting service provider (“Service Provider”) responsible for processing and maintaining records of proxy votes. In addition, the Service Provider will retain the services of an independent third party research provider (“Research Provider”) to provide research and recommendations on proxies. Barings’ policy is to generally vote all Client proxies for which it has proxy voting discretion in accordance with the recommendations of the Research Provider or with the Research Provider’s proxy voting guidelines (“Guidelines”) in absence of a recommendation. In circumstances where the Research Provider has not provided a recommendation nor has contemplated an issue within its Guidelines, the proxy will be analyzed on a case-by-case basis.
Barings recognizes that there may be times when it is in the best interests of Clients to vote proxies against the Research Provider’s recommendations or Guidelines. In such events a Proxy Administrator will vote the proxy in accordance with the Proxy Analyst's recommendation so long as (i) no other Proxy Analyst disagrees with such recommendation; and (ii) no known material conflict of interest (“Material Conflict”) is identified. Barings can vote, in whole or part, against the Research Provider’s recommendations or Guidelines as it deems appropriate. Procedures are designed to ensure that votes against the Research Provider’s recommendations or Guidelines are made in the best interests of Clients and are not the result of any material
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conflict of interest (“Material Conflict”). For purposes of this Policy, a Material Conflict is defined as any position, relationship or interest, financial or otherwise, of Barings or Associate that could reasonably be expected to affect the independence or judgment concerning proxy voting. If a Material Conflict is identified by a Proxy Analyst or Proxy Administrator, the proxy will be submitted to the relevant Governance Committee to determine how the proxy is to be voted in order to achieve the Clients' best interests.
Other Considerations
There could be circumstances where Barings is unable or determines not to vote a proxy on behalf of its Clients. The following is a non-inclusive list of examples whereby Barings may decide not to vote proxies on behalf of its Clients:
•
The cost of voting a proxy for a foreign security outweighs the expected benefit to the client, so long as refraining from voting does not materially harm the Client;

•
Barings is not given enough time to process the vote (i.e. receives a meeting notice and proxy from the issuer too late to permit voting);

•
Barings may hold shares on a company’s record date, but sells them prior to the company’s meeting date;

•
The company has participated in share blocking, which would prohibit Barings' ability to trade or loan shares for a period of time;

•
Barings has outstanding sell orders on a particular security and the decision to refrain from voting may be made in order to facilitate such sale; or

•
The underlying securities have been lent out pursuant to a security lending program.

Administration of Proxy Voting
New Account Procedures
Investment management agreements generally delegate the authority to Barings to vote proxies in accordance with its Policy. In the event that an investment management agreement is silent on proxy voting, Barings should obtain written instructions from the Client as to their voting preference. However, when the Client does not provide written instructions as to their voting preference, Barings will assume proxy voting responsibilities. In the event that a Client makes a written request regarding proxy voting, Barings will vote that Client's ballot(s) as instructed.
V. Conflict Resolution and Escalation Process
Associates should immediately report any issues they believe are a potential or actual breach of this Policy to their relevant business unit management and to the Chief Compliance Officer or the Compliance Subject Matter Expert identified in this Policy. The Chief Compliance Officer or designee will review the matter and determine whether the issue is an actual breach and whether to grant an exception and/or the appropriate course of action. When making such determination, the Chief Compliance Officer may, as part of his/her review, discuss the matter with relevant business unit management, members of the Global Management Team, governance committees or other parties (i.e. legal counsel, auditor, etc).
The Compliance Department can grant exceptions to any provision of this Policy so long as such exceptions are consistent with the purpose of the Policy and applicable law, are documented and such documentation is retained for the required retention period. Any questions regarding the applicability of this Policy should be directed to the identified Compliance Subject Matter Expert or the Chief Compliance Officer.
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PART C

OTHER INFORMATION

Item 28. Exhibits

Exhibit No.	Description of Exhibit

(a)	Agreement and Declaration of Trust of the Registrant.[1]

(a)(i)	Amendment to Agreement and Declaration of Trust of the Registrant.[6]

(a)(ii)	Amendment to Agreement and Declaration of Trust of the Registrant.[8]

(b)	Bylaws of the Registrant.[1]

(b)(i)	Amendment to Bylaws of the Registrant.[5]

(b)(ii)	Amendment to Bylaws of the Registrant.[7]

(b)(ii)	Amendment to Bylaws of the Registrant.[8]

(c)	Please refer to Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Agreement and Declaration of Trust and Article 11 of the Bylaws (Shareholder Meetings and Voting Powers).[1]

(d)(1)	Investment Management Agreement.[2]

(d)(1)(i)	Schedule A and Schedule B to the Investment Management Agreement, each amended as of January 21, 2015.[4]

(d)(1)(ii)	Schedule A and Schedule B to the Investment Management Agreement.[8]

(d)(2)	Sub-Advisory Agreement between the Registrant and Barings Global Advisers Limited (formerly named Babson Capital Global Advisors Limited).[2]

(d)(2)(i)	Schedule A and Schedule B to the Sub-Advisory Agreement between the Registrant and Barings Global Advisers Limited, each amended as of January 21, 2015.[4]

(d)(3)	Sub-Advisory Agreement between the Registrant and Baring International Investment Limited.[8]

(e)	Distribution Agreement.[2]

(e)(i)	Amendment No. 2 to Distribution Agreement, including Appendix A, amended as of September 12, 2016.[6]

(e)(ii)	Amendment to Distribution Agreement, including Appendix A.[8]

(f)	Not applicable.

(g)	Form of Master Custodian Agreement.[2]

(h)(1)	Form of Administration Agreement.[2]

(h)(2)(i)	Form of Transfer Agency and Services Agreement.[5]

(h)(2)(ii)	Form of Transaction monitoring Services Addendum.[5]

(h)(3)(i)	Fee Waiver and Expense Reimbursement Agreement.[7]

(h)(3)(ii)	Fee Waiver and Expense Reimbursement Agreement.[8]

(i)	Opinion and Consent of Counsel.[2,4,8]

(j)	Reserved.

(k)	Not applicable.

(1)	Not applicable.

(m)	Rule 12b-1 Distribution and Servicing Plan.[2]

(m)(i)	Exhibit A to the Rule 12b-1 Distribution and Servicing Plan amended as of January 21, 2015.[4]

(m)(ii)	Exhibit A to the Rule 12b-1 Distribution and Servicing Plan.[8]

(n)	Rule 18f-3 Plan.[3]

(n)(i)	Exhibit A to the 18f-3 Plan amended as of May 7, 2015.[4]

(n)(ii)	Exhibit A to the 18f-3 Plan.[8]

(o)	Not applicable.

(p)	Global Code of Ethics Policy of the Investment Adviser and the Sub-Adviser.[7]

(q)	Powers of Attorney dated October 20, 2016 for Messrs. Dillman, Finke, Okel and Sumichrast and Dr. Harris.[6]

(q)(i)	Power of Attorney dated August 3, 2017 for Ms. Plouché.[7]

1	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on May 24, 2013.

2	Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on August 21, 2013.

3	Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on October 28, 2014.

4	Incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A filed on June 29, 2015.
5	Incorporated herein by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A filed on October 26, 2015.

6	Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A filed on October 28, 2016.
7	Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A filed on October 27, 2017.

8	To be filed by amendment.

Item 29. Persons Controlled by or Under Common Control with Registrant

None.

Item 30. Indemnification

Reference is made to Article VIII, Sections 1 through 4, of the Registrant’s Agreement and Declaration of Trust (which is incorporated herein by reference).

In addition, Section 1 of each Indemnification Agreement between the Registrant and each Trustee provides:

The Registrant shall indemnify the Trustee against any and all expenses actually and reasonably incurred by the Trustee in any proceeding in which the Trustee may be or may have been involved as a party or otherwise or with which the Trustee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Trustee of the Registrant, except with respect to any matter as to which the Trustee shall have been finally adjudicated in a relevant proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Registrant and except that the Trustee shall not be indemnified against any liability to the Trust or its shareholders to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Agreement and Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisers

Barings LLC (“the Manager”) serves as investment manager to the Registrant and also serves as manager to unregistered funds, registered funds, institutions and high net worth individuals, and subadviser of registered funds. A description of any other business, profession, vocation or employment of a substantial nature in which the Manager, and each partner or executive officer of the Manager, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the Prospectuses contained in this Registration Statement in the section entitled “Management of the Funds—Manager” and in the Statement of Additional Information contained in this Registration Statement in the section entitled “Investment Manager and Sub-Adviser”.

The information as to the directors and executive officers of the Manager is set forth in Form ADV filed with the Securities and Exchange Commission (IARD/CRD No. 106006), as amended through the date hereof, which is incorporated herein by reference.

Baring International Investment Limited (“BIIL”) serves as sub-adviser (the “Sub-Adviser”) to the Registrant and some of its portfolio funds. The Sub-Adviser also serves as manager to private accounts of institutional and family office clients. A description of any other business, profession, vocation or employment of a substantial nature in which the Sub-Adviser, and each partner or executive officer of the Sub-Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the Prospectus contained in this Registration Statement in the section entitled “Management of the Funds—Sub-Adviser” and in the Statement of Additional Information contained in this Registration Statement in the section entitled “Investment Manager and Sub-Adviser”.

The information as to the directors and executive officers of BIIL is set forth in Form ADV filed with the Securities and Exchange Commission (IARD/CRD No. 105724), as amended through the date hereof, which is incorporated herein by reference.

Item 32. Principal Underwriters.

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, ALPS Series Trust, The Arbitrage Funds, AQR Funds, Barings Funds Trust, BBH Trust, Brandes Investment Trust, Broadview Funds Trust, Brown Capital Management Mutual Funds, Centre Funds, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, Cortina Funds, Inc., CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds Trust, DBX ETF Trust, Elevation ETF Trust, ETFS Trust, Financial Investors Trust, Firsthand Funds, FS Credit Income Fund, FS Energy Total Return Fund, FS Series Trust, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Credit Fund, Griffin Institutional Access Real Estate Fund, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, Heartland Group, Inc., Henssler Funds, Inc., Holland Series Fund, Inc., Index Funds, IndexIQ Active ETF Trust, Index IQ ETF Trust, IVY NextShares Trust, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Laudus Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, M3Sixty Funds Trust, Mairs & Power Funds Trust, Meridian Fund, Inc., Natixis ETF Trust, Northern Lights Fund Trust (on behalf of the 13D Activist Fund), NorthStar Real Estate Capital Income Fund, NorthStar Real Estate Capital Income Fund-ADV, NorthStar Real Estate Capital Income Fund-T, NorthStar/Townsend Institutional Real Estate Fund, Pax World Series Trust I, Pax World Funds Trust III, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, Resource Real Estate Diversified Income Fund, RiverNorth Funds, Sierra Total Return Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V, USCF ETF Trust, USCF Mutual Funds Trust, Wasatch Funds, WesMark Funds, Westcore Trust, and Wilmington Funds.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director

Jeremy O. May	President, Director

Thomas A. Carter	Executive Vice President, Director

Bradley J. Swenson	Senior Vice President, Chief Operating Officer

Robert J. Szydlowski	Senior Vice President, Chief Technology Officer

Eric T. Parsons	Vice President, Controller and Assistant Treasurer

Randall D. Young**	Secretary

Gregg Wm. Givens**	Vice President, Treasurer and Assistant Secretary

Name*	Position with Underwriter	Positions with Fund
Douglas W. Fleming**	Assistant Treasurer

Steven Price	Senior Vice President, Chief Compliance Officer

Liza Orr	Vice President, Senior Counsel

Jed Stahl	Vice President, Senior Counsel

Josh Eihausen	Vice President, Associate Senior Counsel

Troy A. Duran	Senior Vice President, Chief Financial Officer

James Stegall	Vice President

Gary Ross	Senior Vice President

Kevin Ireland	Senior Vice President

Mark Kiniry	Senior Vice President

Tison Cory	Vice President, Intermediary Operations

Stephen J. Kyllo	Vice President, Deputy Chief Compliance Officer

Hilary Quinn	Vice President

Jennifer Craig	Assistant Vice President

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	The principal business address for Messrs. Young, Givens and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

Item 33. Location of Accounts and Records

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the rules promulgated thereunder are in the possession and custody of the Registrant, c/o Barings LLC, 300 South Tryon Street, Suite 2500, Charlotte, NC 28202 and 1500 Main Street, Springfield, MA 01115; the Registrant’s sub-adviser, Barings Global Advisers Limited, 61 Aldwych, London, United Kingdom WC2B 4AE; and the Registrant’s Administrator, and Custodian, State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111 (records relating to its function as accounting services agent, custodian, and administrator) and the Registrant’s Transfer Agent, ALPS Fund Services, Inc., 1290 Broadway Street, Suite 1100, Denver, CO 80203.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Charlotte, and the State of North Carolina on the 13th day of April, 2018.

BARINGS FUNDS TRUST

By:	/s/ Duncan Robertson
Name:	Duncan Robertson
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Capacity	Date

/s/ Rodney J. Dillman*	Trustee	April 13, 2018
Rodney J. Dillman

/s/ Thomas M. Finke*	Trustee	April 13, 2018
Thomas M. Finke

/s/ Dr. Bernard A. Harris, Jr.*	Trustee	April 13, 2018
Dr. Bernard A. Harris, Jr.

/s/ Thomas W. Okel*	Trustee	April 13, 2018
Thomas W. Okel

/s/ Cynthia R. Plouché*	Trustee	April 13, 2018
Cynthia R. Plouché

/s/ Martin A. Sumichrast*	Trustee	April 13, 2018
Martin A. Sumichrast

/s/ Duncan Robertson	President and Chief Executive Officer	April 13, 2018
Duncan Robertson

/s/ Lesley Mastandrea	Treasurer	April 13, 2018
Lesley Mastandrea

/s/ Carlene Pollock	Principal Financial and Accounting Officer	April 13, 2018
Carlene Pollock

*By	/s/ Duncan Robertson	April 13, 2018
Duncan Robertson Attorney-in-Fact pursuant to Powers of Attorney previously filed.